UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08030

Name of Registrant: Royce Micro-Cap Trust, Inc.

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service: John E. Denneen, Esq.

745 Fifth Avenue

New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31, 2023

Date of reporting period: January 1, 2023 – June 30, 2023

Item 1. Reports to Shareholders.

royceinvest.com

Royce Closed-End Funds 2023 Semiannual

Review and Report to Stockholders

June 30, 2023

Royce Global Value Trust

Royce Micro-Cap Trust

Royce Value Trust

A Few Words on Closed-End Funds

Royce Investment Partners manages three closed-end funds: Royce Global Value Trust, which primarily invests in both U.S. and non-U.S. companies with market capitalization below $10 billion; Royce Micro-Cap Trust, which primarily invests in micro-cap securities; and Royce Value Trust, which primarily invests in small-cap securities. A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the initial and any subsequent offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

A Closed-End Fund Can Offer Several Distinct Advantages

● A closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, so it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions.

● In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times can be effective for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

● A closed-end fund may invest in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is potentially beneficial for Royce-managed closed-end funds, with significant investments in small- and micro-cap securities.

● The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

● Royce Micro-Cap Trust and Royce Value Trust distribute capital gains, if any, on a quarterly basis. Each of these Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure can be an appropriate investment for a long-term investor who understands the benefits of a more stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 55 and 56. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 57 or visit our website at www.royceinvest.com.

Managed Distribution Policy

The Board of Directors of each of Royce Micro-Cap Trust and Royce Value Trust has authorized a managed distribution policy (MDP). Under the MDP, Royce Micro-Cap Trust and Royce Value Trust pay quarterly distributions at an annual rate of 7% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of these annualized rates or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

This page is not part of the 2023 Semiannual Report to Stockholders

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Letter to Our Stockholders

THE BIGGER THE BETTER?

U.S. stocks finished the first six months of 2023 in strong shape, with all the major domestic indexes squarely in the black at the end of June. Several factors seemed to play a role in fostering a more optimistic mindset: returns in April and May were low for the large-cap Russell 1000 Index and negative for the small-cap Russell 2000 Index, which likely encouraged some investors to give equities a fresh look. Investors may also have begun looking past concerns about inflation and recession toward a more stable, perhaps even vibrant period of economic growth. Employment stayed strong while recession talk moderated in terms of both coverage and volume. Both were encouraging developments, though the Fed’s decision to skip an interest rate hike in June, even as the central bank all but promised increases in July and September, was almost certainly an even bigger factor.

How well stocks performed during 2023’s first half varied considerably depending on where one looked along the market capitalization spectrum. In general, the farther upward one traveled, the higher the returns ran. Interestingly (and somewhat frustratingly), 2023 began with an advantage for small-cap stocks. It was short-lived, however, lasting only until this year’s high for the Russell 2000 on Groundhog Day (2/2/23) before giving way to a rather dramatic reversal. As of 1/31/23, the small-cap index was 300 basis points ahead of the Russell 1000 for the year-to-date period (+9.7% versus +6.7%). At the end of June, however, the Russell 2000 was running 859 basis points behind the Russell 1000 for the year-to-date period ended 6/30/23.

Returns for the Russell Microcap, Russell 2000, Russell 1000, and Russell Top 50

Year-to-Date through 6/30/23

Past performance is no guarantee of future results.

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LETTER TO OUR STOCKHOLDERS

And although returns were lower, large-cap outperformance was also the pattern among non-U.S. stocks, with the difference being that the year-to-date spread was much narrower: the MSCI ACWI ex USA Small Cap Index rose 6.8% in 2023’s first half while the MSCI ACWI ex USA Large Cap Index increased 9.8%.

ARTIFICIAL INTELLIGENCE: A MARKET-SHAPING FORCE?

We think a couple of related observations are relevant from the standpoint of small-cap specialists like us: first, two factors affected the shift in leadership between U.S. small-and large-cap stocks, one that disproportionately hurt small caps and another that disproportionately helped a few mega-cap names. Small caps bore the brunt of the damage from the banking crisis, which had its most adverse effects on the share prices of smaller regional players. (It came as no surprise to us that banks were the top-detracting industry in the Russell 2000 for 2023’s first half.) The factor that helped large cap, and in our view the primary driver of that asset class’s higher returns in the first half of the year, was the promise of artificial intelligence (“AI”), a major secular trend whose impacts have just begun to register.

Widespread positive performance masked how top heavy and tightly concentrated returns have become since stocks began rallying near the end of 2022. Looking closer at first-half results reveals the degree to which the prospects for AI drove large-cap performance, which was dominated by impressive results for “The Magnificent Seven,” a handful of mostly familiar behemoths: Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla. The combined market capitalizations of these seven companies accounted for 25.1% of the Russell 1000’s total market capitalization at the end of June. To get an additional sense of how enormous they are: Apple, the largest of them as of June 30, had a market cap of $3.05 trillion—which was more than the market cap of the entire Russell 2000 as of that same date. Considering there are more than 4,000 publicly traded companies in the U.S., this is an almost absurd level of concentration, one that appears unsustainable to us. It is a level of concentration the market has not seen since the ‘Nifty Fifty’ market of the early to mid 1970s. Each of “The Magnificent Seven” is considered one of the primary beneficiaries of AI’s vast untapped potential. Without them, the Russell 2000 would have beaten the Russell 1000 in the first half of 2023. (We feel it’s also worth mentioning that the fall of the Nifty Fifty, all of them established large-cap stocks at the time, precipitated a long run of small-cap outperformance.)

The Russell 2000 Beat the Russell 1000, Excluding the “Magnificent Seven”

Year-to Date Performance for the Russell 2000, Russell 1000, Russell 1000 ex. the Magnificent 7, and the Magnificent 7

Past performance is no guarantee of future results.

ARE SMALL CAPS MOVING FROM BEAR TO BULL?

Unlike their bigger siblings, small caps remained in a bear market at the end of June. The Russell 2000 was down -20.8% from its last peak on 11/8/21, though a positive 7/31/23 brought it out of bear territory—a decline of at least -20.0% from its prior peak. By way of contrast, the Russell 1000 was down only -6.2% from its last peak on 1/3/22, and the tech-heavy Nasdaq fell just -12.9% from its most recent high on 11/19/21, through 6/30/23. Yet we are optimistic both in spite of the relative disadvantage of small-caps and, in some ways, because of it.

The average stock in the Russell 2000 was -28% off its 52-week high at the end of June, which gives some sense of the opportunity set that exists within small cap—and with it, the potential for improved performance going forward. Our expectation is that this potential will be realized over the next few years.

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LETTER TO OUR STOCKHOLDERS

First, significant multiple compression has occurred over the last several months among small caps, particularly small-cap value stocks. The result is that valuations looked highly favorable for the Russell 2000, on both an absolute basis and relative to the Russell 1000, where they remain close to a 20-year low, based on our preferred valuation metric, enterprise value over earnings before interest & taxes (“EV/ EBIT”). Unsurprisingly in light of how it has recently lagged growth, the Russell 2000 Value Index finished June much more attractively valued than the Russell 2000 Growth Index, based on that same EV/EBIT metric. It is also worth noting that concerns about elevated valuations in the overall market have played out in an inflationary climate with rising interest rates and widespread anxiety that the economy is about to slip into a recession. We suspect that these concerns will continue to recede as economic news continues to skew more positively. Of course, we are more focused on the absolute valuations of individual companies, which in many instances look appealingly inexpensive to us. The average stock in the Russell 2000 was -28% off its 52-week high at the end of June, which gives some sense of the opportunity set that exists within small cap—and with it, the potential for improved performance going forward. Our expectation is that this potential will be realized over the next few years.

LISTENING TO CLIO, OR A SMALL-CAP HISTORY IN 3 CHARTS

We also see history (and Clio is the Muse of that discipline) showing several reasons why small-cap investors may currently have reasons to be cheerful. We are of course mindful of the fact that history seldom repeats itself. But it often rhymes—and always offers valuable lessons for those of us who take the time to examine previous performance patterns. We began with an analysis of what has happened at the end of past rate hike cycles. While our current era has seen the fastest pace of interest rate hikes on record, there have been other interest rate increase cycles. We looked at the subsequent one-year returns for small cap over four previous rate hike cycles, going back to 1993. The Russell 2000 had positive performance in three of the four periods, and in each of those three, returns were in the double digits. Over all four periods, the small-cap index averaged an impressive 18.4% gain.

Historical Performance Post Final Fed Rate Hikes

Subsequent Average Annual 1-Year Returns for the Russell 2000 Following Final Rate Hikes from 3/31/93 through 6/30/23

Past performance is no guarantee of future results.

Looking more closely at the present, we find that January and June were the only months so far in 2023 when the Russell 2000 had positive returns. There were four straight down months in between, a rare occurrence that has happened only nine times since the inception of the index on 12/31/78. We wanted to see what shape performance took over the subsequent one-, three-, and five-year spans. What we found was very encouraging, with each period coming in comfortably above the one-, three-, and five-year monthly rolling averages for the Russell 2000 since inception. For the eight periods for which we have data, subsequent one-year returns averaged 24.7%; subsequent three-year returns averaged 21.0%; and subsequent five-year returns averaged 16.8%.

Russell 2000 Average Returns Following Four Consecutive Months with Negative Returns

From Russell 2000 Inception (12/31/78) through 6/30/23

Past performance is no guarantee of future results.

The Russell 2000 has had four consecutive down months in 9 out 534 periods.

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LETTER TO OUR STOCKHOLDERS

We are all hoping for a robust rebound for the U.S. economy for many reasons, not the least of which is that small caps, in particular the cyclical industries that mostly populate our portfolios, tend to do especially well in a thriving economy.

We also looked at data that demonstrates how strong and lasting a rebound small caps have enjoyed after low annualized five-year periods such as we had at the end of June, when the small-cap index’s average annualized 5-year return was a paltry 4.2%. The Russell 2000 had positive annualized five-year returns 100% of the time—in all 81 five-year periods—averaging an impressive 14.9%, which was well above its monthly rolling five-year return since inception of 10.4%.

Why Better Small-Cap Performance May Be Ahead

Subsequent Average Annualized 5-Year Performance for the Russell 2000 Following 5-Year Annualized Return Ranges of Less Than 5% from 12/31/83 through 6/30/23

Past performance is no guarantee of future results.

It appears to us that history is on the side of strong small-cap performance going forward.

THE FUTURE’S SO BRIGHT?

We are all hoping for a robust rebound for the U.S. economy for many reasons, not the least of which is that small caps, in particular the cyclical industries that mostly populate our portfolios, tend to do especially well in a thriving economy. And while some data points remain concerning—most notably higher rates, wobbly industrial production, and a stubbornly inverted yield curve—there are also many signs that the economy is inching closer to recovery. To be sure, a soft landing looks more and more likely to us, while the kind of deep and potentially lengthy recession many have been anticipating since late 2021 looks less and less likely. As Neil

Dutta at Renaissance Macro recently put it, “The statute of limitations has now kicked in” regarding a recession in the U.S.

The U.S. Commerce Department reported a 0.9% seasonally adjusted increase in construction spending for May, which included a significant jump in spending on new manufacturing facilities. There was a 76.3% increase from a year earlier, as well as a 1% advance in May over April. The Commerce Department also showed that spending on manufacturing construction accounted for almost 0.5% of first-quarter GDP, its largest share since 1991. And its second-quarter share of GDP is expected to be even higher. Homebuilding rose by 21.7% in May, a record monthly surge that defied expectations of a slowdown. CapEx has been steady and has shown signs of improving, with the ISM services index re-accelerating in June. Durable goods orders rose for the fourth consecutive month in that same month, hitting a record high for nondefense capital goods (excluding aircraft or core capital goods, a proxy for business equipment investment). Moreover, retail and vehicle sales rose in June while the University of Michigan’s consumer sentiment measure rose in July. Most important, however, was that second-quarter GDP came in higher than expected, thanks to resilient consumers and robust business investment, as inflation continued to moderate, rising at the slowest rate in more than two years. We think investors should also keep in mind that rate hikes and inflation will likely be sunsetting over the next year or so, when the positive impacts of reshoring, the infrastructure bill, and the CHIPs Act will begin to take effect.

All this encouraging news may be of special relevance to small-cap investors. We looked at data going back to the 1940s, using the Center for Research in Securities Prices data where the CRSP 6-10 is the small-cap proxy, to see what happened to small caps in recessionary periods. The historical pattern is that small caps tend to trough before recessions end, advancing 33.3% on average from the small-cap trough to the end of the recession. As we have said previously, investors typically pay a steep price for waiting, whether for the market to bottom or a recession to end. And a recession remains a possibility, despite recent developments.

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LETTER TO OUR STOCKHOLDERS

The Price of Waiting for Recessions to End

Average Small-Cap Return from Market Trough to Recession’s End Was 33.3% from 6/30/49 through 4/30/20

Past performance is no guarantee of future results.

Ultimately, of course, we are bottom-up stock pickers. Our knowledge and experience lie in analyzing companies and managing portfolios. So, as important as we think all this data is, we put more trust into what we are hearing from company management teams. In our conversations, there continues to be a sense of cautious optimism—which was reflected in generally solid earnings for many holdings for the second quarter and few, if any, profit warnings so far for the third. All of this is consistent with our contention that small caps are due—arguably overdue—for a breakout in the coming months. Our confidence in the prospects for disciplined and patient active management within small cap remains high.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer, and	Co-Chief Investment Officer,
Royce Investment Partners	Co-Chief Investment Officer,	Royce Investment Partners
Royce Investment Partners
July 31, 2023

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Performance

NAV Average Annual Total Returns

As of June 30, 2023 (%)

										SINCE	INCEPTION
	YTD¹	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	INCEPTION	DATE
Royce Global Value Trust	6.63	9.31	5.18	3.76	N/A	N/A	N/A	N/A	N/A	5.07	10/17/13
Royce Micro-Cap Trust	6.48	16.45	14.53	7.17	9.81	9.00	9.85	9.28	N/A	10.50	12/14/93
Royce Value Trust	11.73	16.38	12.20	6.91	9.16	8.18	9.25	8.70	9.92	10.21	11/26/86
INDEX
MSCI ACWI Small Cap Index	8.02	13.02	10.83	4.53	7.62	7.20	9.35	7.71	N/A	N/A	N/A
Russell Microcap Index	2.32	6.63	9.09	2.07	7.29	7.70	7.55	N/A	N/A	N/A	N/A
Russell 2000 Index	8.09	12.31	10.82	4.21	8.26	8.43	8.89	7.26	8.67	N/A	N/A
[1] Not annualized.

Important Performance, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.royceinvest.com. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each Fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Each Fund is subject to market risk-the possibility that common stock prices will decline, sometimes sharply and unpredictably, over short or extended periods of time. Such declines may be caused by various factors, including market, financial, and economic conditions, governmental or central bank actions, and other factors, such as the recent Covid pandemic, that may not be directly related to the issuer of a security held by a Fund. This pandemic could adversely affect global market, financial, and economic conditions in ways that cannot necessarily be foreseen. Investments in securities of micro-cap or small-cap companies may involve considerably more risk than investments in securities of larger-cap companies. Investments in securities of foreign issuers may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments are usually denominated in foreign currencies and such Funds do not intend to hedge their foreign currency exposures, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. Royce Global Value Trust invests a significant portion of its assets in foreign companies. A broadly diversified portfolio does not ensure a profit or guarantee against loss. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Global Value, Micro-Cap, and Value Trust shares of common stock trade on the NYSE. Royce Fund Services, LLC (“RFS”) is a member of FINRA and files certain material with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

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MANAGER’S DISCUSSION (UNAUDITED)

Royce Global Value Trust (RGT)

Chuck Royce

FUND PERFORMANCE

Royce Global Value Trust (“RGT”) increased 6.6% on an NAV (net asset value) basis and 6.8% on a market price basis for the year-to-date period ended 6/30/23 versus a gain of 8.0% for its unleveraged benchmark, the MSCI ACWI Small Cap Index, for the same period.

WHAT WORKED… AND WHAT DIDN’T

Six of the Fund’s 10 equity sectors made positive contributions to performance in the first half of 2023, led by Industrials, Information Technology—which each made an outsized contribution—and Consumer Discretionary. The leading detractor by a wide margin was Communication Services, followed by Energy and Health Care. At the industry level, machinery (Industrials), electronic equipment, instruments & components (Information Technology), and construction & engineering (Industrials) made the biggest contributions while the leading detractor by a substantial margin was entertainment (Communication Services), followed by consumer finance (Financials), and life sciences tools & services (Health Care).

RGT’s top contributor at the position level was Vontier Corporation, which has a mixture of businesses. Gas stations and convenience stores are the predominant end markets around most of those businesses. The company provides technical equipment focused on the gas pump and supporting infrastructure, in addition to software offerings that are used at the pump, in the store, and as the backbone of attached car wash systems. The company also has businesses focused on areas such as automotive tools and electric vehicle charging. Vontier’s shares suffered throughout 2022 as investors appeared myopically focused on specific revenue declines that resulted from a major spending boom in gas pump payment terminals, which were driven by a shift in the relationship between gas stations and credit card companies. We felt this isolated event was masking management’s considerable capital allocation and execution success in its other businesses. As this issue receded from investor attention, its stock responded well as the strength of its fundamentals seemed to become clear. APi Group provides safety, specialty, and industrial services globally, though its focus is on North America. In May, the company announced record 2023 first-quarter results that included double-digit organic growth and expanded margins, a backlog near record highs, and vibrant activity across both its safety and specialty segments.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/23 (%)[1]		Year-to-Date Through 6/30/23 (%)[2]
Vontier Corporation	0.78	Chicken Soup for the Soul Entertainment Cl. A	-1.81
APi Group	0.75	Transaction Capital	-0.81
CIRCOR International	0.73	Biotage	-0.28
nLIGHT	0.56	Mesa Laboratories	-0.28
Artisan Partners Asset Management Cl. A	0.53	Pason Systems	-0.28
[1] Includes dividends		[2] Net of dividends

American streaming media and video-on-demand company, Chicken Soup for the Soul Entertainment, was the Fund’s top detractor in 2023’s first half. After reporting higher-than-expected losses that pushed its shares down in August of 2022, its stock price then fell more than 40% in March of 2023 after management announced a capital raise when also reporting net losses for the fourth quarter of 2022. Shares of South African financial services company, Transaction Capital, went into freefall in March of 2023 after the firm issued a profit warning and record losses. We held shares in each company at the end of June.

The Fund’s disadvantage versus its benchmark in the first half of 2023 was attributable to stock selection, most impactfully in the Communication Services sector, as well as in Health Care. Both our lower weighting and stock picks hurt relative performance in Consumer Discretionary. Conversely, our higher weighting in Industrials, lower exposure to Real Estate, and both stock selection and our lower weighting in Consumer Staples were all additive versus the MSCI ACWI Small Cap.

CURRENT POSITIONING AND OUTLOOK

Fears of a global recession receded somewhat in June, led by positive economic data in the U.S. and a pause of interest rate increases by the Federal Reserve. Economic data out of Europe, as well as geopolitical tensions and a sluggish Chinese economy, all continued to weigh on the global economic outlook at the end of June. In this context, the near-term forecast for equities remains as unclear as any we can recall, though over the long term we also still see better weather on the horizon, especially for global small-cap stocks. Indeed, throughout 2022 and into 2023, we have been struck by the contrast between the more confident—albeit cautious—outlooks from the many management teams we met with, and the fatalistic headlines seen almost every day. We believe the Fund’s companies boast generally strong long-term growth prospects, low debt, positive free cash flows, high returns on invested capital, and/or proven management expertise. Overall, we believe they appear well positioned for a market that is more focused on fundamentals and/or from a reaccelerating global economy. And while recession remains a reality or possibility (depending on geography), none of us knows how long it will last or how deep it will go. What we do know is history shows us that any recession—like any bear market—is ultimately finite and will be followed by a recovery. It’s worth keeping in mind that history also shows that small caps will likely begin an upward move before many of us know for sure that the economy is rebounding in earnest. For this and other reasons, we would welcome any degree of increased scrutiny of company fundamentals.

8 | 2023 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RGT NAV XRGTX

Performance

Average Annual Total Return (%) Through 6/30/23

	JAN-JUN 2023[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (10/17/13)
RGT (NAV)	6.63	9.31	5.18	3.76	5.07
[1] Not annualized

Market Price Performance History Since Inception (10/17/13)

Cumulative Performance of Investment through 6/30/23 1

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (10/17/13)
RGT	5.1%	19.7%	N/A	N/A	N/A	48.8%

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($8.975 IPO) and reinvested all distributions.
[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE.

Morningstar Style Map™ As of 6/30/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 62 for additional information.

Value of $10,000

Invested on 10/17/13 as of 6/30/23 ($)

Top 10 Positions

% of Net Assets

Vistry Group	2.9
EVI Industries	2.5
APi Group	2.5
SEI Investments	2.1
Transcat	2.0
IPH	1.9
Artisan Partners Asset Management Cl. A	1.9
ESAB Corporation	1.8
AIA Engineering	1.8
KBR	1.7

Portfolio Sector Breakdown

% of Net Assets

Industrials	38.3
Financials	20.8
Information Technology	13.9
Health Care	7.7
Consumer Discretionary	7.7
Materials	7.6
Communication Services	4.4
Real Estate	1.9
Energy	1.6
Consumer Staples	1.4
Outstanding Line of Credit, Net of Cash and Cash Equivalents	-5.3

Calendar Year Total Returns (%)
YEAR	RGT
2022	-27.0
2021	16.3
2020	19.7
2019	31.2
2018	-16.1
2017	31.1
2016	11.1
2015	-3.4
2014	-6.2

Portfolio Country Breakdown [1,2]
% of Net Assets

United States	44.2
Canada	13.1
United Kingdom	11.5
India	4.8
Sweden	4.2
Israel	4.1
Australia	3.7

1 Represents countries that are 3% or more of net assets.

2 Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$69 million
Number of Holdings	126
Turnover Rate	11%
Net Asset Value	$10.93
Market Price	$9.24
Net Leverage[1]	5.3%
Average Market Capitalization[2]	$1,796 million
Weighted Average P/E Ratio[3,4]	21.5x
Weighted Average P/B Ratio[3]	2.4x
Active Share[5]	98%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.

[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 6/30/23).

[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. The Fund generally invests a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023.

2023 Semiannual Report to Stockholders | 9

Royce Global Value Trust

Schedule of Investments
Common Stocks – 104.7%

	SHARES	VALUE

AUSTRALIA – 3.7%
Cochlear [1]	4,000	$612,071
IPH [1]	253,881	1,328,074
Steadfast Group [1]	53,300	213,619
Technology One [1]	40,400	423,801
Total (Cost $1,471,791)		2,577,565

BERMUDA – 1.1%
Bank of N.T. Butterfield & Son	21,000	574,560
James River Group Holdings	11,300	206,338
Total (Cost $1,057,384)		780,898

BRAZIL – 1.5%
Odontoprev	171,600	449,768
TOTVS	97,885	612,880
Total (Cost $750,794)		1,062,648

CANADA – 13.1%
Alamos Gold Cl. A	94,100	1,120,889
Altus Group	14,760	489,456
AutoCanada [2]	38,200	554,221
Canaccord Genuity Group	52,500	330,911
Centerra Gold	39,000	233,750
Computer Modelling Group	91,500	460,004
Descartes Systems Group (The) [2,3]	8,424	674,847
FirstService Corporation	1,400	215,726
IMAX Corporation [2]	21,100	358,489
Major Drilling Group International [2]	129,300	892,094
Onex Corporation	8,300	458,434
Pan American Silver [3,4]	12,700	185,166
Pason Systems	71,300	618,409
Sprott	32,642	1,056,815
TELUS Corporation	16,311	317,417
TMX Group	47,600	1,071,112
Total (Cost $6,993,946)		9,037,740

DENMARK – 0.2%
Chr. Hansen Holding [1]	1,800	125,197
Total (Cost $155,783)		125,197

FRANCE – 0.8%
Esker [1]	1,800	272,420
Interparfums [1]	3,753	267,578
Total (Cost $210,145)		539,998

GERMANY – 2.1%
Carl Zeiss Meditec [1]	3,400	367,643
CompuGroup Medical [1]	3,300	162,332
STRATEC [1]	3,300	228,428
†Vitesco Technologies Group [1],[2]	8,100	666,992
Total (Cost $1,144,320)		1,425,395

GREECE – 0.8%
Sarantis [1]	64,500	526,743
Total (Cost $554,222)		526,743

ICELAND – 0.4%
Ossur [1,2]	51,000	240,330
Total (Cost $321,244)		240,330

INDIA – 4.8%
AIA Engineering [1]	31,600	1,234,763
Dish TV India [1,2]	2,577,000	460,184
†Krsnaa Diagnostics [1]	70,000	502,462
Tarsons Products [1,2]	49,000	359,679
WNS Holdings ADR [2,3,4]	10,500	774,060
Total (Cost $2,751,151)		3,331,148

INDONESIA – 0.3%
Ace Hardware Indonesia [1]	4,000,000	180,777
Total (Cost $169,716)		180,777

ISRAEL – 4.1%
†Cellebrite DI [2]	46,600	335,520
Global-e Online [2]	5,200	212,888
Nova [2,3,4]	5,700	668,610
Phoenix Holdings [1]	48,500	488,458
Tel Aviv Stock Exchange [1],[2]	222,300	1,147,678
Total (Cost $1,973,383)		2,853,154

ITALY – 1.6%
Carel Industries [1]	35,800	1,079,693
Total (Cost $434,504)		1,079,693

JAPAN – 2.9%
As One [1]	5,600	222,041
Benefit One [1]	13,700	140,410
Fukui Computer Holdings [1]	10,800	209,882
NSD [1]	12,200	245,553
Square Enix Holdings [1]	6,800	316,625
TechnoPro Holdings [1]	7,200	156,154
TKC Corporation [1]	25,500	690,178
Total (Cost $1,611,241)		1,980,843

MEXICO – 0.2%
Becle	63,000	154,362
Total (Cost $100,233)		154,362

NETHERLANDS – 1.2%
IMCD [1]	5,500	791,117
Total (Cost $387,492)		791,117

NEW ZEALAND – 0.4%
Fisher & Paykel Healthcare [1]	17,000	255,493
Total (Cost $101,973)		255,493

NORWAY – 1.8%
Protector Forsikring [1]	70,000	1,077,334
Tomra Systems [1]	12,000	192,846
Total (Cost $778,544)		1,270,180

SINGAPORE – 0.3%
Midas Holdings [2,5]	400,000	0
XP Power [1]	8,660	216,936
Total (Cost $241,148)		216,936

SOUTH AFRICA – 2.4%
CA Sales Holdings [1]	147,597	56,085
Curro Holdings [1]	258,594	118,982
KAL Group [1]	17,606	35,322
PSG Konsult [1]	550,976	386,989
Stadio Holdings [1]	3,686,928	959,153
Transaction Capital [1,2]	344,100	106,795
Total (Cost $1,680,804)		1,663,326

10 | 2023 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE
SWEDEN – 4.2%
Biotage [1]	37,900	$472,295
Bravida Holding [1]	68,900	662,152
Karnov Group [1,2]	145,381	663,107
OEM International Cl. B [1]	118,850	1,080,562
Total (Cost $2,309,190)		2,878,116

SWITZERLAND – 1.7%
Kardex Holding [1]	2,400	539,734
LEM Holding [1]	150	375,405
VZ Holding [1]	2,900	267,226
Total (Cost $482,877)		1,182,365

UNITED KINGDOM – 11.5%
CentralNic Group [1]	137,427	202,126
Diploma [1]	8,200	311,357
DiscoverIE Group [1]	60,800	648,615
FDM Group Holdings [1]	46,800	333,847
Genuit Group [1]	54,600	203,711
Halma [1]	18,700	541,299
†Judges Scientific [1]	2,600	301,696
Keystone Law Group [1]	95,940	492,134
Learning Technologies Group [1]	342,800	361,344
Marlowe [1,2]	112,600	800,929
Mortgage Advice Bureau Holdings [1]	36,100	271,339
Restore [1]	166,254	494,262
RWS Holdings [1]	45,100	135,140
SThree [1]	146,600	637,403
Vistry Group [1]	236,480	1,990,101
YouGov [1]	18,600	236,451
Total (Cost $7,477,641)		7,961,754

UNITED STATES – 43.6%
ACV Auctions Cl. A [2]	39,200	676,984
Air Lease Cl. A [3]	21,161	885,588
APi Group [2],[3]	63,900	1,741,914
Arcosa	14,060	1,065,326
Artisan Partners Asset Management Cl. A	33,200	1,305,092
Blue Owl Capital Cl. A	55,280	644,012
Chicken Soup for the Soul Entertainment Cl. A [2]	250,000	296,250
Diodes [2,3]	7,000	647,430
Element Solutions [3]	36,400	698,880
Enovis Corporation [2]	11,966	767,260
ESAB Corporation	18,666	1,242,036
EVI Industries [2],[3]	79,273	1,744,006
FormFactor [2,3]	20,000	684,400
Forrester Research [2,3]	7,500	218,175
†FTAI Aviation	17,800	563,548
GCM Grosvenor Cl. A	119,626	901,980
Griffon Corporation [3,4]	22,500	906,750
Hagerty Cl. A [2]	39,300	367,848
Hayward Holdings [2]	58,500	751,725
Innospec [3]	6,228	625,540
John Bean Technologies	750	90,975
Kadant [3]	2,664	591,674
KBR [3]	18,240	1,186,694
Kennedy-Wilson Holdings	35,700	582,981
†Laureate Education	50,000	604,500
Lindsay Corporation [3]	3,519	419,958
MarketWise Cl. A	123,100	246,200
Mesa Laboratories	5,512	708,292
Morningstar [3]	5,358	1,050,543
NewtekOne	45,300	720,270
nLIGHT [2]	73,100	1,127,202
PAR Technology [2,3]	24,241	798,256
Royal Gold	7,900	906,762
SEI Investments [3]	24,050	1,433,861
Transcat [2],[3]	16,377	1,397,122
Vontier Corporation [3]	33,210	1,069,694
Ziff Davis [2]	5,950	416,857
Total (Cost $26,043,892)		30,086,585

TOTAL COMMON STOCKS
(Cost $59,203,418)		72,202,363

DIVERSIFIED INVESTMENT COMPANIES – 0.6%

UNITED STATES – 0.6%
†VanEck Junior Gold Miners ETF	12,500	445,750
(Cost $547,814)		445,750

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Semiannual Report to Stockholders | 11

Royce Global Value Trust	June 30, 2023 (unaudited)

Schedule of Investments (continued)

VALUE

REPURCHASE AGREEMENT– 0.6%
Fixed Income Clearing Corporation, 3.00% dated 6/30/23, due 7/3/23, maturity value $378,462 (collateralized by obligations of U.S. Government Agencies, 4.25% due 11/15/40, valued at $385,994)
(Cost $378,367)	$378,367

TOTAL INVESTMENTS – 105.9%
(Cost $60,129,599)	73,026,480

LIABILITIES LESS CASH AND OTHER ASSETS – (5.9)%	(4,046,635)

NET ASSETS – 100.0%	$68,979,845

ADR – American Depository Receipt

†	New additions in 2023.
[1]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.

[2]	Non-income producing.

[3]	All or a portion of these securities were pledged as collateral in connection with the Fund's revolving credit agreement as of June 30, 2023. Total market value of pledged securities as of June 30, 2023, was $8,404,625.

[4]	As of June 30, 2023, a portion of these securities, in the aggregate amount of $2,230,462, were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund's revolving credit agreement. See Notes to Financial Statements.

[5]	A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund's Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities are categorized by the country of their headquarters.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2023, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $60,190,793. As of June 30, 2023, net unrealized appreciation for all securities was $12,835,687 consisting of aggregate gross unrealized appreciation of $19,046,997 and aggregate gross unrealized depreciation of $6,211,310. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

12 | 2023 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	June 30, 2023 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$72,648,113
Repurchase agreements (at cost and value)	378,367
Foreign currency (cost $16,706)	16,754
Receivable for dividends and interest	158,625
Prepaid expenses and other assets	14,820
Total Assets	73,216,679
LIABILITIES: Revolving credit agreement	4,000,000
Payable for investment advisory fee	56,386
Payable for directors’ fees	7,299
Payable for interest expense	20,876
Accrued expenses	109,220
Deferred capital gains tax	43,053
Total Liabilities	4,236,834
Net Assets	$68,979,845
ANALYSIS OF NET ASSETS: Paid-in capital - $0.001 par value per share; 6,310,318 shares outstanding (150,000,000 shares authorized)	$55,671,269
Total distributable earnings (loss)	13,308,576
Net Assets (net asset value per share - $10.93)	$68,979,845
Investments at identified cost	$59,751,232

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Semiannual Report to Stockholders | 13

Royce Global Value Trust	Six Months Ended June 30, 2023 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME: Dividends	$791,395
Foreign withholding tax	(50,729)
Interest	7,123
Rehypothecation income	23
Total income	747,812
EXPENSES:
Investment advisory fees	337,108
Interest expense	119,419
Stockholder reports	32,662
Custody and transfer agent fees	30,299
Administrative and office facilities	22,420
Professional fees	19,447
Directors’ fees	13,621
Other expenses	13,486
Total expenses	588,462
Net investment income (loss)	159,350
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	944,248
Foreign currency transactions	744
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	3,209,529
Other assets and liabilities denominated in foreign currency	(26,292)
Net realized and unrealized gain (loss) on investments and foreign currency	4,128,229
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$4,287,579

14 | 2023 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust
Statement of Changes in Net Assets

	SIX MONTHS ENDED 6/30/23 (UNAUDITED)	YEAR ENDED 12/31/22
INVESTMENT OPERATIONS: Net investment income (loss)	$159,350	$550,924
Net realized gain (loss) on investments and foreign currency	944,992	47,904
Net change in unrealized appreciation (depreciation) on investments and foreign currency	3,183,237	(24,860,232)
Net increase (decrease) in net assets from investment operations	4,287,579	(24,261,404)
DISTRIBUTIONS: Total distributable earnings	–	(793,689)
Return of capital	–	(21,014)
Total distributions	–	(814,703)
CAPITAL STOCK TRANSACTIONS: Reinvestment of distributions	–	374,330
Total capital stock transactions	–	374,330
Net Increase (Decrease) In Net Assets	4,287,579	(24,701,777)
NET ASSETS:
Beginning of period	64,692,266	89,394,043
End of period	$68,979,845	$64,692,266

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Semiannual Report to Stockholders | 15

Royce Global Value Trust	Six Months Ended June 30, 2023 (unaudited)

Statement of Cash Flows
CASH FLOWS FROM OPERATING ACTIVITIES: Net increase (decrease) in net assets from investment operations	$4,287,579
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(7,982,239)
Proceeds from sales and maturities of long-term investments	7,489,774
Net purchases, sales and maturities of short-term investments	347,130
Net (increase) decrease in dividends and interest receivable and other assets	6,769
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	16,144
Net change in unrealized appreciation (depreciation) on investments	(3,209,529)
Net realized gain (loss) on investments	(944,248)
Net cash provided by operating activities	11,380
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	–
Net cash used for financing activities	–
INCREASE (DECREASE) IN CASH:	11,380
Cash and foreign currency at beginning of period	5,374
Cash and foreign currency at end of period	$16,754

Supplemental disclosure of cash flow information:

For the six months ended June 30, 2023, the Fund paid $116,723 in interest expense.

16 | 2023 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED
	ENDED 6/30/23
	(UNAUDITED)	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net Asset Value, Beginning of Period	$10.25	$14.26	$14.95	$13.60	$10.42	$12.48
INVESTMENT OPERATIONS:
Net investment income (loss)	0.03	0.09	(0.01)	(0.05)	0.06	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.65	(3.96)	2.19	2.63	3.18	(2.06)
Net increase (decrease) in net assets from investment operations	0.68	(3.87)	2.18	2.58	3.24	(2.02)
DISTRIBUTIONS:
Net investment income	–	(0.10)	(0.09)	–	(0.06)	(0.04)
Net realized gain on investments and foreign currency	–	(0.03)	(2.66)	(1.19)	–	–
Return of capital	–	(0.00)	–	–	–	–
Total distributions	–	(0.13)	(2.75)	(1.19)	(0.06)	(0.04)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	–	(0.01)	(0.12)	(0.04)	(0.00)	(0.00)
Total capital stock transactions	–	(0.01)	(0.12)	(0.04)	(0.00)	(0.00)
Net Asset Value, End of Period	$10.93	$10.25	$14.26	$14.95	$13.60	$10.42
Market Value, End of Period	$9.24	$8.65	$13.12	$13.36	$11.69	$8.88
TOTAL RETURN:[1]
Net Asset Value	6.63%[2]	(27.04)%	16.34%	19.67%	31.20%	(16.11)%
Market Value	6.82%[2]	(33.08)%	19.77%	24.42%	32.33%	(17.50)%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.00%[3]	1.00%	1.00%	1.00%	1.00%	1.25%
Other operating expenses	0.75%[3]	0.54%	0.39%	0.34%	0.50%	0.49%
Total expenses (net)	1.75%[3]	1.54%	1.39%	1.34%	1.50%	1.74%
Expenses excluding interest expense	1.39%[3]	1.38%	1.33%	1.24%	1.29%	1.53%
Expenses prior to balance credits	1.75%[3]	1.54%	1.39%	1.34%	1.50%	1.74%
Net investment income (loss)	0.47%[3]	0.79%	(0.13)%	(0.15)%	0.46%	0.30%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$68,980	$64,692	$89,394	$83,752	$142,810	$109,254
Portfolio Turnover Rate	11%	24%	52%	54%	48%	57%
REVOLVING CREDIT AGREEMENT:
Asset coverage	1824%	1717%	2335%	1147%	1885%	1466%
Asset coverage per $1,000	$18,245	$17,173	$23,349	$11,469	$18,851	$14,657

[1]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.
[2]	Not annualized
[3]	Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Semiannual Report to Stockholders | 17

Royce Global Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies

Royce Global Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”). As of June 30, 2023, officers and employees of Royce, Fund directors, the Royce retirement plans and other affiliates owned more than 19% of the Fund.

VALUATION OF INVESTMENTS:

Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Equity securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the Investment Company Act of 1940 (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund's Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable

18 | 2023 Semiannual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas. In the case of restricted securities, fair value determinations generally start with the inherent or intrinsic worth of the relevant security, without regard to the restrictive feature, and are reduced for any diminution in value resulting from the restrictive feature. Due to the inherent uncertainty of such valuations, these fair values may differ significantly from the values that would have been used had an active market existed.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;

●	the independent pricing services are unable to supply fair value prices; or

●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of June 30, 2023. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$43,113,312	$29,089,051	$0	$72,202,363
Diversified Investment Companies	445,750	-	-	445,750
Repurchase Agreement	-	378,367	-	378,367

Level 3 Reconciliation:

					UNREALIZED GAIN (LOSS) [1]		BALANCE AS OF 6/30/23
	BALANCE AS OF 12/31/22	PURCHASES	SALES	REALIZED GAIN (LOSS) [1]	CURRENTLY HELD SECURITIES	SECURITIES NO LONGER HELD
Common Stocks	$ 0	$ –	$ –	$ –	$ 0	$ –	$ 0

1 The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of June 30, 2023, is next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund invests a significant portion of its assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments in securities of foreign companies are usually denominated in foreign currencies and the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

2023 Semiannual Report to Stockholders | 19

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

DISTRIBUTIONS AND TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:

The Fund may be subject to a tax imposed on capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

Capital Stock:

The Fund issued 43,376 shares of Common Stock as reinvestment of distributions for the year ended December 31, 2022.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of June 30, 2023, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

20 | 2023 Semiannual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

Borrowings (continued):

The maximum amount the Fund may borrow under the credit agreement is $4,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $15,000,000.

As of June 30, 2023, the Fund had outstanding borrowings of $4,000,000. During the six months ended June 30, 2023, the Fund had an average daily loan balance of $4,000,000 at a weighted average borrowing cost of 5.94%. The maximum loan balance outstanding during the six-month period ended June 30, 2023, was $4,000,000. As of June 30, 2023, the aggregate value of rehypothecated securities was $2,230,462. During the six-month period ended June 30, 2023, the Fund earned $23 in fees from rehypothecated securities.

Investment Advisory Agreement:

The investment advisory agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.00% of the Fund’s average daily net assets, computed daily and payable monthly. For the six months ended June 30, 2023, the Fund expensed Royce investment advisory fees totaling $337,108.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2023, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $7,982,315 and $7,490,518, respectively.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

2023 Semiannual Report to Stockholders | 21

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Micro-Cap Trust (RMT)

Chuck Royce, Jim Stoeffel,

Brendan Hartmann

FUND PERFORMANCE

Royce Micro-Cap Trust (“RMT”) advanced 6.5% on an NAV (net asset value) and 5.0% on a market price basis for the year-to-date period ended 6/30/23, versus respective gains of 8.1% and 2.3% for its primary unleveraged benchmark, the small-cap Russell 2000 Index and its secondary benchmark, the unleveraged Russell Microcap Index, for the same period. The Fund beat the Russell 2000 on both an NAV and market price basis for the 1-, 3-, 5-, 10-, 15-, 20-, 25-year, and since inception (12/14/93) periods ended 6/30/23.

WHAT WORKED… AND WHAT DIDN’T

Six of the Fund’s 11 equity sectors made positive contributions to performance in 2023’s first half, led by Industrials, Information Technology, and Health Care while Consumer Staples, Communication Services, and Real Estate were the biggest detractors. At the industry level, semiconductors & semiconductor equipment (Information Technology), machinery (Industrials), and electronic equipment, instruments & components (Information Technology) contributed most, while the biggest detractors were communications equipment (Information Technology), food products (Consumer Staples), and professional services (Industrials).

The top contributor at the position level was CIRCOR International, which makes pumps, valves, and other flow-control products for the aerospace & defense, chemicals, and refineries industries. The company agreed to be acquired by KKR in June at a roughly 50% premium only to have a second suitor make an even better offer later that month. KKR then upped its price. The bidding war sent CIRCOR’s shares soaring. nLIGHT designs and manufactures semiconductor laser products, fiber lasers, direct diode systems, single-emitter, and diode laser stacks. Its stock took off in May when nLIGHT reported revenue and profitability above the midpoint and high end of the company’s previous guidance, even as revenue fell year-over-year across all of the company’s end markets, hurt by lower demand and the timing of development projects.

The top detractor at the position level was telecommunications equipment company, Clearfield, which designs passive connectivity products such as assemblies, panels, and other related products. Although revenue and earnings have been positive, the company has struggled with demand destruction as inventory is digested, most impactfully from order pushouts by several large customers who had built up excess inventory through the pandemic. Mesa Laboratories develops and manufactures electronic measurement instruments for industrial and hemodialysis customers, including pipeline flow meters and calibration instruments. Its shares fell on currency headwinds across the company’s divisions, slower biopharmaceutical spending that affected its Biopharmaceutical Development Division, a significant decrease in Covid-driven revenues, and the loss taken in its high-margin Sema4 business, which is part of Mesa’s Clinical Genomics division.

Top Contributors to Performance Year-to-Date Through 6/30/23 (%)[1]		Top Detractors from Performance Year-to-Date Through 6/30/23 (%)[2]
CIRCOR International	1.72	Clearfield	-0.57
nLIGHT	0.73	Mesa Laboratories	-0.46
PDF Solutions	0.52	Chicken Soup for the Soul Entertainment Cl. A	-0.39
Photronics	0.52	Cutera	-0.36
Onto Innovation	0.49	Lindsay Corporation	-0.36
[1] Includes dividends		[2] Net of dividends

Relative to the Russell 2000 in 2023’s first half, the Fund was hurt most by stock selection, most impactfully in Materials, Information Technology (where the advantage of our overweight was not enough to overcome the negative effect of stock picking), and Consumer Staples. Offsetting these hindrances to some degree were the positive effects of stock selection in Financials—where our lower weighting in underperforming banks was also critical—our very low weighting in Utilities, and stock selection in Energy.

CURRENT POSITIONING AND OUTLOOK

We see an array of potential triggers that could jumpstart micro-cap performance in the coming months. First, a soft landing looks more and more likely to us, and a recession—specifically the kind of deep and potentially lengthy contraction many have been anticipating since late 2021—looks less and less likely in our view. We have already seen promising developments that suggest a nascently robust economy: durable goods orders rose for the fourth consecutive month in June— and hit a record high for nondefense capital goods (excluding aircraft or core capital goods, a proxy for business equipment investment)—while homebuilding rose by 21.7% in May, a record monthly surge that also defied expectations for a slowdown. While Artificial Intelligence (“AI”) has seen ample hype, we see it as one more secular trend that is driving demand for semiconductors and processing bandwidth. We believe this plays into our portfolio positioning, as select smaller technology names are providing critical components in this value chain. We view our technology companies as “picks and shovel” providers into a myriad of long-term technology trends while many of our industrial companies are viewed by us as possessing similar characteristics. We also expect many industrial companies to benefit from the increasing use of AI to drive efficiencies in their operations. More significantly, however, we believe many of these large macro trends require substantial infrastructure investments and have underlying government support, one example being the shift to green energy, which requires significant investments in electrical transmission capabilities. While we are excited about our positioning in the intermediate term, we are also cognizant of short-term market pressures, most notably the unprecedented pace of Fed rate hikes. Although inflationary pressures have meaningfully moderated, the Fed remains in a hawkish mode. We believe these pressures are likely to be exacerbated by commercial banks tightening lending standards. We continue to see the currently unsettled period as an opportune time to invest in select micro caps for the long run.

22 | 2023 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RMT NAV XOTCX

Performance

Average Annual Total Return (%) Through 6/30/23

	JAN-JUN 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/24/93)
RMT (NAV)	6.48	16.45	14.53	7.17	9.81	9.00	9.85	9.28	10.50

1 Not Annualized

Market Price Performance History Since Inception (12/14/93)

Cumulative Performance of Investment through 6/30/231

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)
RMT	15.3%	35.1%	149.9%	245.4%	522.5%	1525.9%

¹	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($7.50 IPO), reinvested all distributions and fully participated in the primary subscription of the Fund’s 1994 rights offering.
²	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

Morningstar Style Map™ As of 6/30/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 62 for additional information.

Value of $10,000

Invested on 6/30/2000 (Russell Microcap Inception) as of 6/30/23 ($)

Top 10 Positions

% of Net Assets

Transcat	2.3
nLIGHT	2.0
PAR Technology	1.9
Major Drilling Group International	1.7
Mesa Laboratories	1.6
EVI Industries	1.6
PDF Solutions	1.4
Sprott	1.4
NewtekOne	1.2
Silvercrest Asset Management Group Cl. A	1.2

Portfolio Sector Breakdown

% of Net Assets

Information Technology	24.2
Industrials	18.4
Financials	14.1
Health Care	12.5
Consumer Discretionary	8.4
Energy	7.9
Materials	7.3
Real Estate	2.3
Communication Services	2.2
Consumer Staples	1.5
Utilities	0.3
Preferred Stock	0.0
Cash and Cash Equivalents, Net of Outstanding Line of Credit	0.9

Calendar Year Total Returns (%)

YEAR	RMT
2022	-16.9
2021	19.2
2020	33.6
2019	22.4
2018	-11.6
2017	17.7
2016	22.0
2015	-11.7
2014	3.5
2013	44.5
2012	17.3
2011	-7.7
2010	28.5
2009	46.5
2008	-45.5

Portfolio Diagnostics

Fund Net Assets	$486 million
Number of Holdings	263
Turnover Rate	11%
Net Asset Value	$9.99
Market Price	$8.75
Average Market Capitalization [1]	$701 million
Weighted Average P/E Ratio[2,3]	14.0x
Weighted Average P/B Ratio[2]	2.0x
Active Share[4]	94%
U.S. Investments (% of Net Assets)	77.6%
Non-U.S. Investments (% of Net Assets)	21.5%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (26% of portfolio holdings as of 6/30/23).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023.

2023 Semiannual Report to Stockholders | 23

Royce Micro-Cap Trust

Schedule of Investments
Common Stocks – 98.6%
	SHARES	VALUE
COMMUNICATION SERVICES – 2.2%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
LICT Corporation [1,2]	7	$129,325
ENTERTAINMENT - 1.1%
Chicken Soup for the Soul Entertainment Cl. A [2]	477,611	565,969
IMAX Corporation [2]	271,900	4,619,581
		5,185,550
INTERACTIVE MEDIA & SERVICES - 0.5%
Eventbrite Cl. A [2]	77,100	736,305
QuinStreet [2]	179,300	1,583,219
		2,319,524
MEDIA - 0.6%
Magnite [2]	172,200	2,350,530
†TechTarget [2]	1,580	49,185
WideOpenWest [2]	69,215	584,175
		2,983,890
Total (Cost $10,615,432)		10,618,289

CONSUMER DISCRETIONARY – 8.4%
AUTOMOBILE COMPONENTS - 1.4%
Motorcar Parts of America [2]	54,800	424,152
Patrick Industries [3,4]	17,250	1,380,000
Sebang Global Battery [1]	50,500	1,859,868
Standard Motor Products [3]	47,460	1,780,699
Stoneridge [2,3]	56,200	1,059,370
XPEL [2]	5,100	429,522
		6,933,611
BROADLINE RETAIL - 0.1%
1stdibs.com [2]	181,820	680,007
DIVERSIFIED CONSUMER SERVICES - 0.8%
Park Lawn	50,000	918,287
Universal Technical Institute [2]	445,000	3,074,950
		3,993,237
HOTELS, RESTAURANTS & LEISURE - 1.9%
Century Casinos [2]	222,500	1,579,750
First Watch Restaurant Group [2]	6,485	109,596
Inspired Entertainment [2]	150,000	2,206,500
Lindblad Expeditions Holdings [2,3]	482,868	5,253,604
		9,149,450
HOUSEHOLD DURABLES - 1.3%
Cavco Industries [2,3]	6,900	2,035,500
Legacy Housing [2]	162,038	3,757,661
Lifetime Brands [3]	119,294	674,011
		6,467,172
LEISURE PRODUCTS - 0.5%
Clarus Corporation	254,903	2,329,814
SPECIALTY RETAIL - 2.4%
AutoCanada [2]	321,700	4,667,352
Destination XL Group [2]	75,000	367,500
Franchise Group Cl. A [3]	194,300	5,564,752
Shoe Carnival [3]	34,632	813,159
		11,412,763
Total (Cost $34,931,989)		40,966,054

CONSUMER STAPLES – 1.5%
BEVERAGES - 0.1%
Primo Water	26,791	335,959
CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.1%
Rite Aid [2]	200,000	302,000

FOOD PRODUCTS - 1.1%
CubicFarm Systems [2]	400,000	12,078
J G Boswell Company [1]	2,490	1,623,480
John B. Sanfilippo & Son [3]	7,900	926,433
Lifecore Biomedical [2,3,4]	75,610	731,149
Seneca Foods Cl. A [2]	44,587	1,457,103
Seneca Foods Cl. B [2]	25,800	821,988
		5,572,231
PERSONAL CARE PRODUCTS - 0.2%
†Thorne HealthTech [2]	189,755	891,848
Total (Cost $5,600,674)		7,102,038

ENERGY – 7.9%
ENERGY EQUIPMENT & SERVICES - 3.9%
Bristow Group [2],[3]	177,900	5,111,067
Computer Modelling Group	594,875	2,990,653
†Logan Energy [2,5]	64,750	16,129
North American Construction Group	35,000	669,550
Pason Systems	396,280	3,437,069
SEACOR Marine Holdings [2,3]	216,957	2,479,818
TerraVest Industries	192,600	4,216,192
		18,920,478
OIL, GAS & CONSUMABLE FUELS - 4.0%
Dorchester Minerals L.P.	153,963	4,612,732
Dorian LPG	162,798	4,175,769
GeoPark	69,218	685,950
Kimbell Royalty Partners L.P.	68,500	1,007,635
Navigator Holdings [2]	175,000	2,276,750
Northern Oil and Gas [3]	34,200	1,173,744
Sabine Royalty Trust [3]	42,848	2,825,397
Sitio Royalties Cl. A [3,4]	50,974	1,339,087
Spartan Delta	64,750	232,166
StealthGas [2]	229,664	978,369
		19,307,599
Total (Cost $30,682,028)		38,228,077

FINANCIALS – 13.6%
BANKS - 2.1%
Bank of N.T. Butterfield & Son	34,000	930,240
BankFirst Capital [1]	3,155	112,318
Bay Community Bancorp Cl. A [1]	13,500	108,000
Chemung Financial [3]	31,000	1,190,710
Citizens Bancshares [1]	2,700	96,957
First Commonwealth Financial	27,800	351,670
†First National Bank Alaska [1]	595	116,620
†Greene County Bancorp	5,135	153,023
Harbor Bankshares [1]	5,919	115,953
HBT Financial	63,390	1,168,912
Live Oak Bancshares [3,4]	54,125	1,424,029
M&F Bancorp [1]	4,300	89,225
Midway Investments [2,5]	735,647	0
OceanFirst Financial	9,045	141,283
OP Bancorp	14,500	122,235
PCB Bancorp	7,700	113,267
Triumph Financial [2]	4,780	290,242
United Bancorporation of Alabama [1]	3,100	121,799
Virginia National Bankshares [3]	89,910	2,890,606
WSFS Financial	22,500	848,700
		10,385,789

24 | 2023 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

FINANCIALS (continued) CAPITAL MARKETS - 8.4%
†Avantax [2]	12,470	$279,079
B. Riley Financial	116,600	5,361,268
Barings BDC	215,300	1,687,952
Bolsa Mexicana de Valores	1,068,000	2,219,982
†Bridge Investment Group Holdings Cl. A	33,130	376,025
Canaccord Genuity Group	45,400	286,160
Donnelley Financial Solutions [2,3,4]	94,000	4,279,820
Fiera Capital Cl. A	78,000	380,359
GCM Grosvenor Cl. A	263,725	1,988,487
†MarketWise Cl. A	500,000	1,000,000
†Perella Weinberg Partners Cl. A	30,900	257,397
Silvercrest Asset Management Group Cl. A [3]	281,400	5,698,350
Sprott	212,453	6,878,361
StoneX Group [2,3]	43,627	3,624,531
Tel Aviv Stock Exchange [1,2]	343,000	1,770,821
U.S. Global Investors Cl. A	439,454	1,344,729
Urbana Corporation	237,600	706,657
Value Line	23,570	1,081,863
Westaim Corporation (The) [2]	500,000	1,358,747
		40,580,588
CONSUMER FINANCE - 0.3%
EZCORP Cl. A [2,3,4]	201,000	1,684,380
FINANCIAL SERVICES - 2.7%
Acacia Research [2,3,4]	452,800	1,883,648
Cantaloupe [2]	50,000	398,000
ECN Capital	1,031,200	2,078,357
International Money Express [2]	83,300	2,043,349
NewtekOne	378,975	6,025,703
Repay Holdings Cl. A [2]	61,695	483,072
Waterloo Investment Holdings [2,5]	806,000	225,680
		13,137,809
INSURANCE - 0.1%
†Investors Title Company	2,450	357,700
Total (Cost $58,889,943)		66,146,266

HEALTH CARE – 12.5%
BIOTECHNOLOGY - 2.4%
†Actinium Pharmaceuticals [2]	50,000	371,000
Agios Pharmaceuticals [2]	3,500	99,120
Arcturus Therapeutics Holdings [2]	129,836	3,723,697
CareDx [2]	100,000	850,000
Caribou Biosciences [2]	14,700	62,475
Catalyst Pharmaceuticals [2]	49,550	665,952
4D Molecular Therapeutics [2]	5,900	106,613
MeiraGTx Holdings [2]	114,400	768,768
Travere Therapeutics [2]	6,495	99,763
†X4 Pharmaceuticals [2]	53,490	103,771
Zealand Pharma [1,2]	137,715	4,941,289
		11,792,448
HEALTH CARE EQUIPMENT & SUPPLIES - 4.0%
Artivion [2]	62,700	1,077,813
AtriCure [2,3]	15,000	740,400
Atrion Corporation	5,489	3,105,128
Cutera [2,3]	49,700	751,961
Opsens [2]	202,940	249,702
OrthoPediatrics Corp. [2]	6,500	285,025
Profound Medical [2]	189,100	2,422,364
Semler Scientific [2,3]	22,400	587,776

Surmodics [2,3]	85,300	2,670,743
UFP Technologies [2,3,4]	24,745	4,796,818
Utah Medical Products	31,981	2,980,629
		19,668,359
HEALTH CARE PROVIDERS & SERVICES -1.8%
Cross Country Healthcare [2,3,4]	58,900	1,653,912
Great Elm Group [2]	682,245	1,398,602
Hims & Hers Health Cl. A [2]	200,000	1,880,000
Joint Corp. (The) [2]	127,484	1,721,034
National Research [3]	46,668	2,030,525
		8,684,073
HEALTH CARE TECHNOLOGY - 0.7%
Simulations Plus [3,4]	72,770	3,153,124
LIFE SCIENCES TOOLS & SERVICES - 3.3%
Azenta [2,3,4]	15,700	732,876
†Cytek Biosciences [2]	64,295	549,079
Harvard Bioscience [2]	317,400	1,742,526
MaxCyte [2]	148,780	682,900
Mesa Laboratories [3]	60,824	7,815,884
Quanterix Corporation [2]	199,800	4,505,490
SomaLogic Cl. A [2]	59,470	137,376
		16,166,131
PHARMACEUTICALS - 0.3%
Knight Therapeutics [2]	187,000	697,324
Theravance Biopharma [2,3,4]	59,009	610,743
		1,308,067
Total (Cost $46,261,056)		60,772,202

INDUSTRIALS – 18.4% AEROSPACE & DEFENSE - 0.9%
Astronics Corporation [2]	56,929	1,130,610
CPI Aerostructures [2]	189,700	737,933
Innovative Solutions and Support [2]	78,828	565,197
Park Aerospace	101,300	1,397,940
V2X [2]	8,660	429,189
		4,260,869
BUILDING PRODUCTS - 1.2%
Burnham Holdings Cl. A [1]	117,000	1,439,100
CSW Industrials [3]	6,700	1,113,473
Gibraltar Industries [2]	10,659	670,664
Insteel Industries [3,4]	49,700	1,546,664
†Janus International Group [2]	97,610	1,040,523
Quanex Building Products	9,900	265,815
		6,076,239
COMMERCIAL SERVICES & SUPPLIES - 1.2%
Acme United	25,000	623,500
ACV Auctions Cl. A [2]	44,605	770,328
Civeo Corporation [2]	37,499	730,481
Heritage-Crystal Clean [2,3]	95,901	3,624,099
		5,748,408
CONSTRUCTION & ENGINEERING - 2.2%
Construction Partners Cl. A [2]	84,900	2,665,011
Granite Construction	13,500	537,030
IES Holdings [2,3]	62,874	3,576,273
MasTec [2]	13,287	1,567,468
Matrix Service [2,3,4]	40,425	238,103
Northwest Pipe [2,3]	65,100	1,968,624
		10,552,509

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Semiannual Report to Stockholders | 25

Royce Micro-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE
INDUSTRIALS (continued) ELECTRICAL EQUIPMENT -1.2%
American Superconductor [2]	104,225	$652,449
LSI Industries	299,940	3,767,246
Powell Industries [3]	21,400	1,296,626
Power Solutions International [1,2]	21,100	57,392
		5,773,713
GROUND TRANSPORTATION - 0.8%
Covenant Logistics Group Cl. A	11,880	520,701
Universal Logistics Holdings [3]	125,240	3,608,164
		4,128,865
MACHINERY - 2.6%
Graham Corporation [2]	149,850	1,990,008
H2O Innovation [2]	537,300	1,297,875
Hurco Companies [3]	16,566	358,654
L. B. Foster Company [2,3]	95,300	1,360,884
Lindsay Corporation [3]	37,500	4,475,250
Luxfer Holdings [3]	31,700	451,091
Shyft Group (The)	29,700	655,182
Standex International	5,700	806,379
Tennant Company	19,200	1,557,312
		12,952,635
MARINE TRANSPORTATION - 1.4%
Algoma Central	40,000	457,445
Clarkson [1]	52,700	1,981,125
Eagle Bulk Shipping [3]	90,453	4,345,362
		6,783,932
PASSENGER AIRLINES - 0.1%
Harbor Diversified [1,2]	182,930	402,446
PROFESSIONAL SERVICES - 1.7%
Forrester Research 2,[3,4]	126,000	3,665,340
Franklin Covey [2,3]	40,100	1,751,568
NV5 Global [2]	11,400	1,262,778
Resources Connection	59,300	931,603
Spire Global Cl. A [2]	50,000	25,750
†Sterling Check [2]	46,710	572,664
		8,209,703
TRADING COMPANIES & DISTRIBUTORS - 5.1%
BlueLinx Holdings [2]	13,455	1,261,810
Distribution Solutions Group [2]	92,293	4,804,773
EVI Industries [2],[3]	352,409	7,752,998
Transcat [2],[3]	128,851	10,992,279
		24,811,860
Total (Cost $66,770,384)		89,701,179

INFORMATION TECHNOLOGY – 24.2% COMMUNICATIONS EQUIPMENT - 2.0%
Aviat Networks [2]	26,190	873,961
Clearfield [2,3,4]	58,600	2,774,710
Digi International [2]	70,000	2,757,300
Genasys [2]	86,392	224,619
Harmonic [2]	135,300	2,187,801
Ituran Location and Control	50,000	1,167,000
		9,985,391
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.3%
Bel Fuse Cl. A	18,805	1,095,956
†Evolv Technologies Holdings [2]	168,000	1,008,000
Fabrinet [2]	2,200	285,736
FARO Technologies [2,3]	104,800	1,697,760
HollySys Automation Technologies [2]	51,900	912,921

Luna Innovations [2]	428,678	3,909,543
nLIGHT 2,[3]	632,014	9,745,656
PAR Technology [2]	287,024	9,451,700
PC Connection [3]	9,200	414,920
PowerFleet [2]	306,700	920,100
Richardson Electronics	252,800	4,171,200
Vishay Precision Group [2,3]	45,600	1,694,040
		35,307,532
IT SERVICES - 0.3%
Computer Task Group [2]	84,800	645,328
Hackett Group (The) [3]	27,700	619,095
Liberated Syndication [2,5]	56,000	0
		1,264,423
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.8%
Aehr Test Systems [2]	10,700	441,375
Alpha and Omega Semiconductor 2,3,[4]	17,900	587,120
Alphawave IP Group [1,2]	715,700	1,306,902
Amtech Systems [2,3,4]	92,184	881,279
Axcelis Technologies [2]	3,800	696,654
AXT [2]	300,909	1,035,127
Camtek [2,3,4]	136,052	4,847,533
Cohu 2,[3]	38,990	1,620,424
FormFactor [2]	22,869	782,577
Ichor Holdings [2]	32,000	1,200,000
Kulicke & Soffa Industries [3]	51,200	3,043,840
Nova [2,3]	35,000	4,105,500
NVE Corporation [3]	29,400	2,864,736
Onto Innovation [2,3,4]	40,150	4,676,271
PDF Solutions [2,3]	155,500	7,013,050
Photronics 2,[3,4]	216,770	5,590,498
Ultra Clean Holdings [2,3]	52,000	1,999,920
		42,692,806
SOFTWARE - 4.1%
Agilysys [2,3]	70,665	4,850,446
Alkami Technology [2]	122,415	2,006,382
American Software Cl. A [3]	111,152	1,168,207
Cellebrite DI [2]	714,100	5,141,520
Digital Turbine [2]	241,500	2,241,120
†Expensify Cl. A [2]	116,560	930,149
Model N [2]	25,000	884,000
Optiva [2]	28,000	126,816
PROS Holdings [2]	69,390	2,137,212
Upland Software [2]	144,100	518,760
		20,004,612
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.7%
AstroNova [2]	115,860	1,679,970
Avid Technology [2,3,4]	179,050	4,565,775
Intevac [2]	539,400	2,022,750
		8,268,495
Total (Cost $81,381,756)		117,523,259

MATERIALS – 7.3% CHEMICALS - 1.0%
Aspen Aerogels [2]	325,085	2,564,921
LSB Industries [2]	176,540	1,738,919
†Orion	18,875	400,527
Rayonier Advanced Materials [2]	50,000	214,000
		4,918,367

26 | 2023 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE
MATERIALS (continued) CONSTRUCTION MATERIALS - 0.2%
Monarch Cement [1]	8,150	$941,325
METALS & MINING - 6.1%
Alamos Gold Cl. A	261,044	3,109,473
Altius Minerals	171,100	2,828,526
Haynes International [3]	96,832	4,921,002
Imdex [1]	569,466	717,384
MAG Silver [2]	154,050	1,716,117
Major Drilling Group International [2]	1,171,114	8,080,002
Newcrest Mining	26,859	478,282
Olympic Steel	62,100	3,042,900
Sandstorm Gold [3,4]	810,000	4,147,200
Universal Stainless & Alloy Products [2,3]	33,620	471,016
		29,511,902
Total (Cost $27,680,323)		35,371,594

REAL ESTATE – 2.3% OFFICE REITS - 0.3%
Postal Realty Trust Cl. A	114,000	1,676,940
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.0%
Altus Group	101,400	3,362,522
Real Matters [2]	229,500	1,049,836
RMR Group (The) Cl. A [3]	108,200	2,506,994
Tejon Ranch [2,3]	154,994	2,667,447
		9,586,799
Total (Cost $13,006,348)		11,263,739

UTILITIES – 0.3% WATER UTILITIES - 0.3%
Global Water Resources	106,000	1,344,080
Total (Cost $678,400)		1,344,080

TOTAL COMMON STOCKS
(Cost $376,498,333)		479,036,777

DIVERSIFIED INVESTMENT COMPANIES – 0.5%

FINANCIALS - 0.5% CAPITAL MARKETS -0.5% ASA Gold and Precious Metals	171,150	2,545,000
Total (Cost $2,914,814)		2,545,000

PREFERRED STOCK – 0.0% ENERGY – 0.0% OIL, GAS & CONSUMABLE FUELS - 0.0% Imperial Petroleum 8.75% Series A	4,784	95,680
(Cost $71,808)		95,680

WARRANTS – 0.0% ENERGY – 0.0% ENERGY EQUIPMENT & SERVICES - 0.0% †Logan Energy (Warrants) [2,5]	64,750	978
(Cost $984)		978

REPURCHASE AGREEMENT– 5.5%
Fixed Income Clearing Corporation, 3.00% dated 6/30/23, due 7/3/23, maturity value

$26,788,869 (collateralized by obligations of U.S. Government Agencies,

4.375% due 5/15/41, valued at $27,317,861)

(Cost $26,782,174)		26,782,174

TOTAL INVESTMENTS – 104.6%
(Cost $406,268,113)		508,460,609

LIABILITIES LESS CASH AND OTHER ASSETS – (4.6)%		(22,302,351)

NET ASSETS – 100.0%		$486,158,258

†	New additions in 2023.

[1]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.

[2]	Non-income producing.

[3]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement as of June 30, 2023. Total market value of pledged securities as of June 30, 2023, was $44,357,064.

[4]	As of June 30, 2023, a portion of these securities, in the aggregate amount of $20,652,852, were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund’s revolving credit agreement. See Notes to Financial Statements.

[5]	Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2023, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $406,535,221. As of June 30, 2023, net unrealized appreciation for all securities was $101,925,388 consisting of aggregate gross unrealized appreciation of $145,832,555 and aggregate gross unrealized depreciation of $43,907,167. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Semiannual Report to Stockholders | 27

Royce Micro-Cap Trust	June 30, 2023 (unaudited)

Statement of Assets and Liabilities

ASSETS: Investments at value	$481,678,435
Repurchase agreements (at cost and value)	26,782,174
Foreign currency (cost $45,748)	45,751
Receivable for investments sold	158,130
Receivable for dividends and interest	616,125
Prepaid expenses and other assets	47,915
Total Assets	509,328,530
LIABILITIES: Revolving credit agreement	22,000,000
Payable for investments purchased	235,513
Payable for investment advisory fee	615,740
Payable for directors’ fees	22,586
Payable for interest expense	114,816
Accrued expenses	181,617
Total Liabilities	23,170,272
Net Assets	$486,158,258
ANALYSIS OF NET ASSETS: Paid-in capital - $0.001 par value per share; 48,641,445 shares outstanding (150,000,000 shares authorized)	$408,538,447
Total distributable earnings (loss)	94,394,347
Quarterly distributions	(16,774,536)
Net Assets (net asset value per share - $9.99)	$486,158,258
Investments at identified cost	$379,485,939

28 | 2023 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	Six Months Ended June 30, 2023 (unaudited)

Statement of Operations INVESTMENT INCOME:
INCOME: Dividends	$3,945,025
Foreign withholding tax	(93,134)
Interest	176,947
Rehypothecation income	3,428
Total income	4,032,266
EXPENSES:
Investment advisory fees	3,736,272
Interest expense	629,817
Administrative and office facilities	118,161
Stockholder reports	61,190
Directors’ fees	45,021
Custody and transfer agent fees	44,304
Professional fees	33,882
Other expenses	33,608
Total expenses	4,702,255
Net investment income (loss)	(669,989)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY: NET REALIZED GAIN (LOSS):
Investments	20,377,914
Foreign currency transactions	(5,185)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	9,194,266
Other assets and liabilities denominated in foreign currency	(3,224)
Net realized and unrealized gain (loss) on investments and foreign currency	29,563,771
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$28,893,782

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Semiannual Report to Stockholders | 29

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED 6/30/23 (UNAUDITED)	YEAR ENDED 12/31/22
INVESTMENT OPERATIONS: Net investment income (loss)	$(669,989)	$(1,024,108)
Net realized gain (loss) on investments and foreign currency	20,372,729	13,560,141
Net change in unrealized appreciation (depreciation) on investments and foreign currency	9,191,042	(115,297,978)
Net increase (decrease) in net assets from investment operations	28,893,782	(102,761,945)
DISTRIBUTIONS:
Total distributable earnings	(16,774,536)	(43,327,856)
Return of capital	–	(396,334)
Total distributions	(16,774,536)	(43,724,190)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	8,149,429	22,062,341
Total capital stock transactions	8,149,429	22,062,341
Net Increase (Decrease) In Net Assets	20,268,675	(124,423,794)
NET ASSETS:
Beginning of period	465,889,583	590,313,377
End of period	$486,158,258	$465,889,583

30 | 2023 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	Six Months Ended June 30, 2023 (unaudited)

Statement of Cash Flows CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$28,893,782
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash used for operating activities:
Purchases of long-term investments	(73,122,021)
Proceeds from sales and maturities of long-term investments	77,873,697
Net purchases, sales and maturities of short-term investments	(6,189,593)
Net (increase) decrease in dividends and interest receivable and other assets	(256,257)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	15,366
Net change in unrealized appreciation (depreciation) on investments	(9,194,266)
Net realized gain (loss) on investments	(20,377,914)
Net cash used for operating activities	(2,357,206)
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in revolving credit agreement	11,000,000
Distributions net of reinvestment (reinvestment $8,149,429)	(8,625,107)
Net cash provided by financing activities	2,374,893
INCREASE (DECREASE) IN CASH:	17,687
Cash and foreign currency at beginning of period	28,064
Cash and foreign currency at end of period	$45,751

Supplemental disclosure of cash flow information:

For the six months ended June 30, 2023, the Fund paid $588,004 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Semiannual Report to Stockholders | 31

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED
	ENDED 6/30/23
	(UNAUDITED)	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net Asset Value, Beginning of Period	$9.77	$13.06	$11.79	$9.63	$8.53	$10.48
INVESTMENT OPERATIONS: Net investment income (loss)	(0.01)	(0.02)	0.04 [1]	(0.03)	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.60	(2.26)	2.12	2.86	1.81	(1.18)
Net increase (decrease) in net assets from investment operations	0.59	(2.28)	2.16	2.83	1.82	(1.17)
DISTRIBUTIONS: Net investment income	– [2]	(0.05)	–	(0.08)	(0.03)	(0.00)
Net realized gain on investments and foreign currency	– [2]	(0.89)	(0.84)	(0.53)	(0.65)	(0.75)
Return of capital	(0.35)[2]	(0.01)	–	–	–	–
Total distributions	(0.35)	(0.95)	(0.84)	(0.61)	(0.68)	(0.75)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.06)	(0.05)	(0.06)	(0.04)	(0.03)
Total capital stock transactions	(0.02)	(0.06)	(0.05)	(0.06)	(0.04)	(0.03)
Net Asset Value, End of Period	$9.99	$9.77	$13.06	$11.79	$9.63	$8.53
Market Value, End of Period	$8.75	$8.68	$11.55	$10.12	$8.54	$7.42
TOTAL RETURN:[3] Net Asset Value	6.48%[4]	(16.89)%	19.17%	33.60%	22.44%	(11.62)%
Market Value	4.98%[4]	(16.51)%	22.78%	29.32%	24.82%	(14.65)%
RATIOS BASED ON AVERAGE NET ASSETS: Investment advisory fee expense[5]	1.58%[6]	1.47%	1.04%	1.19%	0.85%	0.92%[7]
Other operating expenses	0.41%[6]	0.29%	0.16%	0.24%	0.35%	0.43%
Total expenses (net)	1.99%[6]	1.76%	1.20%	1.43%	1.20%	1.35%
Expenses excluding interest expense	1.72%[6]	1.63%	1.16%	1.34%	1.01%	1.05%
Expenses prior to balance credits	1.99%[6]	1.76%	1.20%	1.43%	1.20%	1.35%
Net investment income (loss)	(0.28)%[6]	(0.21)%	0.30%[1]	(0.34)%	0.10%	0.10%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$486,158	$465,890	$590,313	$515,916	$404,807	$345,499
Portfolio Turnover Rate	11%	26%	15%	17%	15%	21%
REVOLVING CREDIT AGREEMENT:
Asset coverage	2310%	4335%	2783%	2445%	1940%	1670%
Asset coverage per $1,000	$23,098	$43,354	$27,832	$24,451	$19,400	$16,705

[1]	A special distribution from ECN Capital resulted in an increase in net investment income (loss) per share of $0.07 and an increase in the ratio of net investment income (loss) to average net assets of 0.51%.

[2]	Amounts are subject to change and recharacterization at year end.

[3]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

[4]	Not annualized

[5]	The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 6-month basis for the six months ended 6/30/23, and a 12-month basis for the years shown.

[6]	Annualized

[7]	Includes the impact of the adjustment of prior period’s performance fees of 0.06%.

32 | 2023 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies

Royce Micro-Cap Trust, Inc. (the "Fund"), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Equity securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the Investment Company Act of 1940 (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund’s Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use

2023 Semiannual Report to Stockholders | 33

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas. In the case of restricted securities, fair value determinations generally start with the inherent or intrinsic worth of the relevant security, without regard to the restrictive feature, and are reduced for any diminution in value resulting from the restrictive feature. Due to the inherent uncertainty of such valuations, these fair values may differ significantly from the values that would have been used had an active market existed.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;

●	the independent pricing services are unable to supply fair value prices; or

●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of June 30, 2023. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$460,863,638	$17,931,330	$241,809	$479,036,777
Diversified Investment Companies	2,545,000	-	-	2,545,000
Preferred Stock	95,680	-	-	95,680
Warrants	-	-	978	978
Repurchase Agreement	-	26,782,174	-	26,782,174

Level 3 Reconciliation:

						UNREALIZED GAIN (LOSS) [1]		BALANCE AS OF 6/30/23
	BALANCE AS OF 12/31/22	PURCHASES	CORPORATE ACTIONS	SALES	REALIZED GAIN (LOSS) [1]	CURRENTLY HELD SECURITIES	SECURITIES NO LONGER HELD
Common Stocks	$225,680	$ –	$16,230	$ –	$ –	$ (101)	$ –	$241,809
Warrants	–	–	984	–	–	(6)	–	978

1 The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of June 30, 2023, is next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

34 | 2023 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

Capital Stock:

The Fund issued 953,074 and 2,488,423 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2023, and the year ended December 31, 2022, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of June 30, 2023, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed

2023 Semiannual Report to Stockholders | 35

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Borrowings (continued):

delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The maximum amount the Fund may borrow under the credit agreement is $22,000,000. The Fund has the right to further reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $60,000,000.

As of June 30, 2023, the Fund had outstanding borrowings of $22,000,000. During the six-month period ended June 30, 2023, the Fund had an average daily loan balance of $21,027,624 at a weighted average borrowing cost of 5.94%. The maximum loan balance outstanding during the six-month period ended June 30, 2023, was $22,000,000. As of June 30, 2023, the aggregate value of rehypothecated securities was $20,652,852. During the six-month period ended June 30, 2023, the Fund earned $3,428 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000. The fee is payable monthly.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 36-month period ending with such month (the "performance period"). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

For the six rolling 36-month periods ended June 2023, the Fund’s investment performance ranged from 11% above to 26% above the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $2,505,003 and a net upward adjustment of $1,231,269 for the performance of the Fund relative to that of the Russell 2000. For the six months ended June 30, 2023, the Fund expensed Royce investment advisory fees totaling $3,736,272.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2023, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $50,559,628 and $69,110,044, respectively.

Cross trades may be executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce or an affiliate of Franklin Resources, Inc. serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of that review to the Board of Directors. Cross trades for the six months ended June 30, 2023, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$1,095,000	$ 403,665	$ 338,215

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

36 | 2023 Semiannual Report to Stockholders

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2023 Semiannual Report to Stockholders | 37

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Value Trust (RVT)

Chuck Royce, Lauren Romeo, CFA®,

Steven McBoyle, Andrew Palen,

George Necakov, CFA®

FUND PERFORMANCE

Royce Value Trust (RVT) advanced 11.7% on an NAV (net asset value) basis and 8.2% on a market price basis for the year-to-date period ended 6/30/23 versus respective gains of 8.1% and 6.0% for its primary small-cap benchmark, the unleveraged Russell 2000 Index, and the unleveraged S&P SmallCap 600 Index, for the same period. The Fund also maintained its longer-term relative advantages over the Russell 2000. On an NAV basis, RVT beat the Russell 2000 for the 1-, 3-, 5-, 10-, 20-, 25-, 30-, 35-year, and since inception (11/26/86) periods ended 6/30/23—and on a market price basis for each of these spans except the 1- and 20-year periods.

WHAT WORKED… AND WHAT DIDN’T

Nine of RVT’s 11 equity sectors made positive contributions to 2023’s first-half performance, led by Industrials, Information Technology, and Consumer Discretionary. Consumer Staples and Utilities detracted while Communication Services made the smallest contribution. At the industry level, machinery (Industrials), semiconductors & semiconductor equipment (Information Technology), and construction & engineering (Industrials) contributed most while the biggest detractors were banks (Financials), food products (Consumer Staples), and pharmaceuticals (Health Care).

The top-contributing position in 2023’s first half was First Citizens BancShares. Its valuation looked attractive to us in late 2022, when we began adding shares that were trading at roughly 5x earnings per share. More recently, First Citizens was chosen by the FDIC to acquire Silicon Valley Bank, most likely owing to its long history of buying failed banks. Silicon Valley’s travails notwithstanding, the purchase was accretive to First Citizens’ tangible book value and earnings, helping to spur a sharp rise in its stock. CIRCOR International makes pumps, valves, and other flow-control products for the aerospace & defense, chemicals, and refineries industries. The company agreed to be acquired by KKR in June at a roughly 50% premium only to have a second suitor make an even better offer later that month. KKR then upped its price. The bidding war sent CIRCOR’s shares soaring. IES Holdings provides electrical contracting and maintenance services, and data communication services. Its stock rose with improved earnings as IES fixed certain operating issues.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/23 (%)[1]		Year-to-Date Through 6/30/23 (%)[2]
First Citizens BancShares Cl. A	0.72	Seneca Foods Cl. A	-0.30
CIRCOR International	0.49	First Republic Bank	-0.24
IES Holdings	0.39	FARO Technologies	-0.21
Stevanato Group	0.33	Lindsay Corporation	-0.20
MKS Instruments	0.32	BankUnited	-0.16
[1] Includes dividends		[2] Net of dividends

The top detractor was Seneca Foods, which processes and sells packaged fruits and vegetables as well as snack chips. While the company continued to execute effectively, earnings and margins were crimped due to lower sales volumes that were not entirely offset by higher selling prices. San Francisco-based regional bank First Republic Bank was the third bank to declare insolvency in 2023 (following Silicon Valley and Signature Banks) and the second-largest failure since the fall of Washington Mutual in the 2008 Financial Crisis. It was hurt by having too many uninsured deposits and too many reserves in long-term debt instruments, which began losing value when interest rates began to rise. The result was a bailout by JPMorgan Chase in May. FARO Technologies is a global leader in 3D measuring equipment and software for industrial and construction applications. Early in 2023, FARO announced a costly convertible debt offering and additional restructuring actions to bolster liquidity and help with the cost of two acquisitions. In 2Q23 the stock plunged again when the CEO announced his plan to retire on July 1st. Unsure of its subsequent direction, we reduced our stake in June.

The Fund’s advantage over the Russell 2000 in 2023’s first half came from both stock selection and sector allocation. Stock picks boosted relative results most in Financials, Industrials (where our higher weighting also helped), and Real Estate. Conversely, stock selection detracted in Information Technology, Consumer Staples, and Health Care.

CURRENT POSITIONING AND OUTLOOK

We see an array of potential triggers that could jumpstart small-cap performance in the coming months. First, a soft landing looks more and more likely to us, and a recession—specifically the kind of deep and potentially lengthy contraction many have been anticipating since late 2021—looks less and less likely in our view. We have already seen promising developments that seem to suggest a nascently robust economy: durable goods orders rose for the fourth consecutive month in June—and hit a record high for nondefense capital goods (excluding aircraft or core capital goods, a proxy for business equipment investment)—while homebuilding rose by 21.7% in May, a record monthly surge that also defied expectations for a slowdown. Even more important, in our view, is the ongoing sense of cautious optimism we have been hearing from many management teams—which was reflected by generally solid earnings for many Fund holdings for the second quarter. Amid the difficulties of bear markets and periods of economic uncertainty, we think it’s crucial to remind investors of the opportunity to build their small-cap allocation at attractively low prices. History shows that investors who had the necessary patience and discipline to stay invested during periods of sluggish or negative performance have been rewarded. We continue to see the currently unsettled period as an opportune time to invest in select small caps for the long run.

38 | 2023 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RVT NAV XRVTX

Performance

Average Annual Total Return (%) Through 6/30/23

	JAN-JUN 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	SINCE INCEPTION (11/26/86)
RVT (NAV)	11.73	16.38	12.20	6.91	9.16	8.18	9.25	8.70	9.92	10.38	10.21

[1] Not annualized

Market Price Performance History Since Inception (11/26/86)

Cumulative Performance of Investment through 6/30/231

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/26/86)
RVT	7.3%	34.9%	135.4%	200.7%	395.3%	2813.0%

[1]	Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all distributions and fully participated in primary subscriptions of the Fund’s rights offerings.
[2]	Reflects the actual month-end market price movement of one share as it has traded on the NYSE.

Morningstar Style Map™ As of 6/30/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 62 for additional information.

Value of $10,000

Invested on 11/26/86 as of 6/30/23 ($)

Top 10 Positions

% of Net Assets

Alamos Gold Cl A	1.3
MKS Instruments	1.2
Fabrinet	1.2
SEI Investments	1.0
Quaker Houghton	1.0
Enovis Corporation	0.9
FirstService Corporation	0.9
LCI Industries	0.9
IES Holdings	0.9
E-L Financial	0.9

Portfolio Sector Breakdown

% of Net Assets

Industrials	28.3
Information Technology	15.9
Financials	14.8
Consumer Discretionary	10.1
Health Care	9.9
Materials	9.7
Real Estate	3.7
Energy	2.7
Consumer Staples	2.2
Communication Services	2.2
Utilities	0.1
Diversified Investment Companies	0.0
Cash and Cash Equivalents, Net of Outstanding Line of Credit	0.4

Calendar Year Total Returns (%)
YEAR	RVT
2022	-21.2
2021	20.0
2020	21.9
2019	30.5
2018	-14.4
2017	19.4
2016	26.8
2015	-8.1
2014	0.8
2013	34.1
2012	15.4
2011	-10.1
2010	30.3
2009	44.6
2008	-45.6

Portfolio Diagnostics
Fund Net Assets	$1,753 million
Number of Holdings	475
Turnover Rate	28%
Net Asset Value	$15.70
Market Price	$13.80
Average Market Capitalization[1]	$2,852 million
Weighted Average P/E Ratio [2,3]	15.4x
Weighted Average P/B Ratio [2]	2.1x
Active Share [4]	81%
U.S. Investments (% of Net Assets)	86.3%
Non-U.S. Investments (% of Net Assets)	13.3%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (15% of portfolio holdings as of 6/30/23).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Value Trust at 12/31/22 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to date performance for 2023.

2023 Semiannual Report to Shareholders | 39

Royce Value Trust

Schedule of Investments

Common Stocks – 98.6%

	SHARES	VALUE

COMMUNICATION SERVICES – 2.2%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
Cogent Communications Holdings [1,2]	27,134	$1,825,847
Liberty Latin America Cl. C [1,2,3]	83,228	717,425
		2,543,272
ENTERTAINMENT - 0.0%
IMAX Corporation [3]	37,950	644,771
INTERACTIVE MEDIA & SERVICES - 1.7%
Cars.com [3]	182,200	3,611,204
QuinStreet [1,3]	203,754	1,799,148
Shutterstock	17,374	845,593
Yelp [3]	46,098	1,678,428
Ziff Davis [1],[2],[3]	203,735	14,273,674
ZipRecruiter Cl. A [3]	25,140	446,486
†ZoomInfo Technologies [3]	278,585	7,073,273
		29,727,806
MEDIA - 0.3%
AMC Networks Cl. A [3]	37,495	448,065
Magnite [3]	31,550	430,658
Scholastic Corporation	12,091	470,219
TechTarget [1,3]	44,518	1,385,845
Thryv Holdings [3]	93,008	2,287,997
		5,022,784
WIRELESS TELECOMMUNICATION SERVICES - 0.0%
†Gogo [3]	31,920	542,959
Total (Cost $44,559,656)		38,481,592

CONSUMER DISCRETIONARY – 10.1%
AUTOMOBILE COMPONENTS - 2.3%
†Atmus Filtration Technologies [3]	26,000	570,960
Dorman Products [1,2,3]	110,800	8,734,364
Fox Factory Holding Corporation [3]	41,800	4,535,718
Gentex Corporation [1]	205,670	6,017,904
LCI Industries [1]	128,650	16,256,214
Patrick Industries [1,2]	47,231	3,778,480
†Vitesco Technologies Group [3,4]	4,414	363,470
		40,257,110
AUTOMOBILES - 0.1%
Winnebago Industries	31,537	2,103,202
DISTRIBUTORS - 0.2%
LKQ Corporation [1,2]	67,000	3,904,090
Pool Corporation	300	112,392
		4,016,482
DIVERSIFIED CONSUMER SERVICES - 0.4%
frontdoor [3]	16,079	512,920
Perdoceo Education [3]	102,225	1,254,301
Stride [3]	38,526	1,434,323
Universal Technical Institute [3]	639,032	4,415,711
		7,617,255
HOTELS, RESTAURANTS & LEISURE - 0.6%
Bloomin’ Brands [1,2]	51,269	1,378,624
Century Casinos [3]	104,781	743,945
Denny’s Corporation [3]	80,377	990,245
Golden Entertainment [3]	20,659	863,546
Hilton Grand Vacations [3]	15,000	681,600
Lindblad Expeditions Holdings [3]	373,700	4,065,856
Monarch Casino & Resort	15,743	1,109,094
		9,832,910
HOUSEHOLD DURABLES - 0.9%
Cavco Industries [1,3]	16,760	4,944,200
Ethan Allen Interiors [1,2]	59,931	1,694,849
Helen of Troy [3]	4,551	491,599
Installed Building Products	17,188	2,409,070
La-Z-Boy	20,347	582,738
M.D.C. Holdings	19,496	911,828
Skyline Champion [3]	15,470	1,012,511
TopBuild Corp. [3]	11,200	2,979,424
		15,026,219
LEISURE PRODUCTS - 0.6%
Brunswick Corporation [1]	97,540	8,450,866
Sturm, Ruger & Company	12,302	651,514
Topgolf Callaway Brands [3]	18,000	357,300
Vista Outdoor [3]	18,338	507,412
YETI Holdings [3]	9,826	381,642
		10,348,734
SPECIALTY RETAIL - 4.0%
Academy Sports and Outdoors [1]	83,547	4,515,715
America’s Car-Mart [1,3]	87,700	8,750,706
Asbury Automotive Group [3]	34,118	8,202,650
AutoCanada [3]	625,600	9,076,454
Barnes & Noble Education [3]	50,000	63,000
Camping World Holdings Cl. A [1]	279,113	8,401,301
CarMax [3]	8,500	711,450
Chico’s FAS [3]	95,740	512,209
Five Below [3]	9,375	1,842,563
Floor & Decor Holdings Cl. A [3]	13,635	1,417,495
Franchise Group Cl. A	50,091	1,434,606
Group 1 Automotive	3,933	1,015,107
Haverty Furniture	36,482	1,102,486
MarineMax [3]	13,734	469,154
Murphy USA	33,016	10,271,608
1-800-FLOWERS.COM Cl. A [3]	76,000	592,800
OneWater Marine Cl. A [3]	14,172	513,593
PetMed Express	72,495	999,706
Signet Jewelers	94,196	6,147,231
†Valvoline [3]	84,985	3,187,787
Williams-Sonoma	2,500	312,850
Zumiez [3]	39,020	650,073
		70,190,544
TEXTILES, APPAREL & LUXURY GOODS - 1.0%
Carter’s	5,950	431,970
Kontoor Brands	14,674	617,775
Movado Group	28,907	775,575
Ralph Lauren Cl. A	97,900	12,071,070
Steven Madden	119,156	3,895,210
Wolverine World Wide [1]	18,815	276,392
		18,067,992
Total (Cost $147,745,184)		177,460,448
CONSUMER STAPLES – 2.2%
BEVERAGES - 0.5%
Celsius Holdings [3]	4,500	671,355
Coca-Cola Consolidated [1,2]	8,000	5,088,160
National Beverage [3]	47,530	2,298,075
		8,057,590
CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.1%
PriceSmart	17,476	1,294,273

40 | 2023 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

 Schedule of Investments (continued)

	SHARES	VALUE
CONSUMER STAPLES (continued)
FOOD PRODUCTS - 1.0%
Cal-Maine Foods	24,743	$1,113,435
CubicFarm Systems [3]	950,000	28,685
Freshpet [1,2,3]	33,000	2,171,730
J G Boswell Company [4]	3,940	2,568,880
John B. Sanfilippo & Son	8,672	1,016,965
Nomad Foods [1,3]	293,600	5,143,872
Seneca Foods Cl. A [3]	183,460	5,995,473
		18,039,040
HOUSEHOLD PRODUCTS - 0.0%
Spectrum Brands Holdings	1,333	104,041
PERSONAL CARE PRODUCTS - 0.5%
Inter Parfums [1]	50,128	6,778,810
Nu Skin Enterprises Cl. A	18,396	610,747
USANA Health Sciences [3]	21,534	1,357,503
		8,747,060
TOBACCO - 0.1%
Vector Group	179,919	2,304,762
Total (Cost $31,466,970)		38,546,766
ENERGY – 2.7%
ENERGY EQUIPMENT & SERVICES - 0.6%
Bristow Group [1,3]	219,464	6,305,201
Core Laboratories	15,840	368,280
Pason Systems	355,845	3,086,363
RPC	3,600	25,740
		9,785,584
OIL, GAS & CONSUMABLE FUELS - 2.1%
Civitas Resources	28,507	1,977,531
CONSOL Energy	16,417	1,113,237
Dorchester Minerals L.P. [1]	279,148	8,363,274
Dorian LPG	335,736	8,611,628
Magnolia Oil & Gas Cl. A [1]	134,935	2,820,141
Northern Oil and Gas	85,380	2,930,242
†Range Resources	95,140	2,797,116
REX American Resources [3]	24,824	864,123
†Sitio Royalties Cl. A	118,895	3,123,372
SM Energy	38,898	1,230,344
World Kinect [1]	193,580	4,003,234
		37,834,242
Total (Cost $37,778,259)		47,619,826
FINANCIALS – 14.5%
BANKS - 3.8%
Ameris Bancorp [1]	38,364	1,312,432
†Atlantic Union Bankshares	10,000	259,500
Axos Financial [3]	11,933	470,637
†Banc of California	41,013	474,930
†Bancorp (The) [3]	25,000	816,250
Bank of N.T. Butterfield & Son [1]	344,552	9,426,943
BankUnited [1]	261,327	5,631,597
Brookline Bancorp	34,898	305,008
Central Pacific Financial	46,400	728,944
Customers Bancorp [3]	61,632	1,864,984
Dime Community Bancshares	63,932	1,127,121
Farmers & Merchants Bank of Long Beach [4]	416	2,258,880
†First Bancorp	19,000	565,250
First BanCorp (Puerto Rico)	57,898	707,513
First Bancshares (The)	13,592	351,217
First Citizens BancShares Cl. A	10,169	13,051,403
First Hawaiian [1]	259,700	4,677,197
Hanmi Financial	162,745	2,429,783
HBT Financial	40,400	744,976
†Hingham Institution for Savings	1,392	296,747
Home BancShares	31,213	711,656
HomeStreet	89,966	532,599
†Hope Bancorp	75,469	635,449
Independent Bank Group	29,269	1,010,659
New York Community Bancorp	64,936	729,881
OFG Bancorp	21,084	549,871
Origin Bancorp	10,246	300,208
Preferred Bank	15,272	839,807
Territorial Bancorp	17	209
TowneBank	21,058	489,388
Triumph Financial [3]	35,708	2,168,190
†Valley National Bancorp	31,024	240,436
†Veritex Holdings	46,634	836,148
Virginia National Bankshares	96,671	3,107,973
†Washington Federal	23,341	619,003
Webster Financial [1],[2]	134,200	5,066,050
Western Alliance Bancorp	41,878	1,527,291
		66,866,130
CAPITAL MARKETS - 5.3%
Ares Management Cl. A [1]	43,500	4,191,225
Artisan Partners Asset Management Cl. A [1]	179,660	7,062,435
Avantax [3]	16,448	368,106
B. Riley Financial	39,200	1,802,416
Barings BDC	191,594	1,502,097
Blue Owl Capital Cl. A	55,900	651,235
Bolsa Mexicana de Valores	1,723,106	3,581,709
BrightSphere Investment Group	49,801	1,043,331
Donnelley Financial Solutions [1,2,3]	62,491	2,845,215
GCM Grosvenor Cl. A	767,911	5,790,049
Houlihan Lokey Cl. A [1]	40,900	4,020,879
Lazard Cl. A [1,2]	153,215	4,902,880
MarketWise Cl. A	500,000	1,000,000
Moelis & Company Cl. A	21,000	952,140
Morningstar [1]	4,142	812,122
Onex Corporation	85,000	4,694,810
P10 Cl. A	20,000	226,000
SEI Investments [1]	304,000	18,124,480
Sprott	230,880	7,474,953
Tel Aviv Stock Exchange [3,4]	221,179	1,141,891
TMX Group	471,185	10,602,774
Tradeweb Markets Cl. A	143,555	9,830,646
		92,621,393
CONSUMER FINANCE - 0.5%
Bread Financial Holdings	66,943	2,101,341
Encore Capital Group [1,2,3]	45,628	2,218,434
Enova International [3]	71,003	3,771,679
PRA Group [3]	10,152	231,973
		8,323,427
FINANCIAL SERVICES - 1.3%
Banco Latinoamericano de Comercio
Exterior Cl. E	73,446	1,620,219
Compass Diversified Holdings	19,222	416,925
ECN Capital	888,800	1,791,354

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Semiannual Report to Stockholders | 41

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE
FINANCIALS (continued)
FINANCIAL SERVICES (continued)
EVERTEC	42,141	$1,552,053
Mr. Cooper Group [1,2,3]	39,383	1,994,355
NewtekOne	336,358	5,348,092
NMI Holdings Cl. A [3]	149,262	3,853,945
Radian Group	32,534	822,459
Repay Holdings Cl. A [3]	193,959	1,518,699
Shift4 Payments Cl. A [3]	50,000	3,395,500
Waterloo Investment Holdings [3,5]	2,972,000	832,160
		23,145,761
INSURANCE - 3.6%
Ambac Financial Group [3]	30,954	440,785
American Equity Investment Life Holding
Company [1,2]	68,094	3,548,378
Assured Guaranty	155,897	8,699,053
Axis Capital Holdings	8,613	463,638
E-L Financial	21,650	15,140,700
Erie Indemnity Cl. A	22,600	4,746,226
First American Financial	23,033	1,313,342
Genworth Financial Cl. A [3]	350,789	1,753,945
Hagerty Cl. A [3]	435,700	4,078,152
International General Insurance Holdings	205,316	1,833,472
James River Group Holdings	111,889	2,043,093
ProAssurance Corporation [1,2]	210,275	3,173,050
RenaissanceRe Holdings	22,454	4,188,120
RLI Corp. [1]	42,660	5,821,810
Safety Insurance Group	35,945	2,577,975
Stewart Information Services [1]	51,851	2,133,150
White Mountains Insurance Group	870	1,208,352
		63,163,241
Total (Cost $243,209,341)		254,119,952
HEALTH CARE – 9.9%
BIOTECHNOLOGY - 1.0%
Avid Bioservices [3]	178,000	2,486,660
Catalyst Pharmaceuticals [3]	56,438	758,527
Coherus BioSciences [3]	106,700	455,609
Dynavax Technologies [3]	154,362	1,994,357
Eagle Pharmaceuticals [1,3]	55,516	1,079,231
Ironwood Pharmaceuticals Cl. A [3]	273,169	2,906,518
PureTech Health [3,4]	175,100	480,943
REGENXBIO [3]	165,914	3,316,621
United Therapeutics [3]	10,000	2,207,500
Vanda Pharmaceuticals [3]	5,100	33,609
Vir Biotechnology [3]	102,900	2,524,137
		18,243,712
HEALTH CARE EQUIPMENT & SUPPLIES - 3.3%
Atrion Corporation	1,882	1,064,647
Bioventus Cl. A [3]	50,000	144,500
Cutera [3]	15,650	236,784
Embecta Corp.	93,791	2,025,886
Enovis Corporation [3]	258,600	16,581,432
Haemonetics Corporation [3]	156,962	13,363,745
Integer Holdings Corporation [1,2,3]	75,700	6,707,777
Lantheus Holdings [3]	78,800	6,612,896
QuidelOrtho Corporation [3]	10,000	828,600
STAAR Surgical [3]	2,250	118,282
Surmodics [1,2,3]	161,000	5,040,910
TransMedics Group [3]	59,500	4,996,810
UFP Technologies [3]	1,790	346,992
Zynex [3]	59,329	568,965
		58,638,226
HEALTH CARE PROVIDERS & SERVICES - 2.1%
Addus HomeCare [3]	15,373	1,425,077
AMN Healthcare Services [3]	77,984	8,509,614
Community Health Systems [3]	197,636	869,598
CorVel Corporation [3]	2,869	555,151
Cross Country Healthcare [3]	127,100	3,568,968
Fulgent Genetics [3]	39,117	1,448,503
NeoGenomics [3]	41,750	670,923
Pediatrix Medical Group [3]	34,687	492,902
†Privia Health Group [3]	304,400	7,947,884
Select Medical Holdings	95,900	3,055,374
U.S. Physical Therapy	62,300	7,562,597
		36,106,591
HEALTH CARE TECHNOLOGY - 0.6%
Certara [3]	236,365	4,304,207
Doximity Cl. A [3]	35,750	1,216,215
Simulations Plus [1,2]	80,658	3,494,911
Veradigm [3]	114,881	1,447,500
		10,462,833
LIFE SCIENCES TOOLS & SERVICES - 1.8%
Azenta [1,2,3]	219,100	10,227,588
Bio-Techne [1,2]	74,392	6,072,619
Harvard Bioscience [3]	102,050	560,255
Mesa Laboratories [1]	39,600	5,088,600
Stevanato Group	268,856	8,705,557
		30,654,619
PHARMACEUTICALS - 1.1%
Cara Therapeutics [3]	202,300	572,509
Corcept Therapeutics [3]	289,751	6,446,960
Harmony Biosciences Holdings [3]	108,897	3,832,085
Innoviva	110,635	1,408,384
Ligand Pharmaceuticals [3]	5,238	377,660
†Pacira BioSciences [3]	81,770	3,276,524
Prestige Consumer Healthcare [3]	56,300	3,345,909
		19,260,031
Total (Cost $156,207,016)		173,366,012

INDUSTRIALS – 28.3%
AEROSPACE & DEFENSE - 1.7%
Aerojet Rocketdyne Holdings [3]	27,666	1,518,034
AeroVironment [3]	2,650	271,042
Ducommun [1,3]	32,334	1,408,792
HEICO Corporation [1]	31,030	5,490,448
HEICO Corporation Cl. A [1]	36,533	5,136,540
Leonardo DRS [3]	366,885	6,361,786
Magellan Aerospace	893,092	5,622,485
Woodward [1]	28,500	3,388,935
		29,198,062
AIR FREIGHT & LOGISTICS - 0.9%
Forward Air [1]	136,450	14,478,710
†GXO Logistics [3]	9,000	565,380
Hub Group Cl. A [3]	15,516	1,246,245
		16,290,335
BUILDING PRODUCTS - 2.5%
AAON	4,200	398,202

42 | 2023 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE
INDUSTRIALS (continued)
BUILDING PRODUCTS (continued)
Advanced Drainage Systems	101,598	$11,559,820
American Woodmark [3]	8,542	652,353
AZZ [1]	20,000	869,200
Builders FirstSource [1,2,3]	24,275	3,301,400
Carlisle Companies	3,600	923,508
CSW Industrials	43,000	7,146,170
PGT Innovations [3]	42,233	1,231,092
Quanex Building Products	59,784	1,605,200
Simpson Manufacturing [1]	40,500	5,609,250
UFP Industries	105,171	10,206,846
		43,503,041
COMMERCIAL SERVICES & SUPPLIES - 2.9%
ACV Auctions Cl. A [3]	115,800	1,999,866
Brady Corporation Cl. A [1]	221,176	10,521,342
CompX International Cl. A [1]	183,197	3,993,694
Driven Brands Holdings [3]	457,862	12,389,746
GFL Environmental [1,2]	264,380	10,257,944
Healthcare Services Group [3]	28,117	419,787
Heritage-Crystal Clean [1,3]	112,516	4,251,980
HNI Corporation	9,705	273,487
RB Global [1]	120,249	7,214,940
		51,322,786
CONSTRUCTION & ENGINEERING - 5.5%
Ameresco Cl. A [3]	25,000	1,215,750
APi Group [1],[3]	546,800	14,905,768
Arcosa [1]	164,599	12,471,666
Comfort Systems USA [1,2]	13,675	2,245,435
EMCOR Group	77,075	14,241,919
IES Holdings [1],[2],[3]	268,939	15,297,250
MasTec [3]	78,980	9,317,271
MYR Group [3]	13,566	1,876,720
Northwest Pipe [3]	8,049	243,402
Valmont Industries [1]	49,547	14,420,654
WillScot Mobile Mini Holdings Corp. [3]	226,840	10,840,684
		97,076,519
ELECTRICAL EQUIPMENT - 1.7%
Atkore [3]	11,210	1,748,088
Encore Wire	19,310	3,590,308
GrafTech International	6,826	34,403
LSI Industries	496,657	6,238,012
Powell Industries	58,881	3,567,600
Preformed Line Products	58,600	9,147,460
†Vertiv Holdings Cl. A	204,704	5,070,518
		29,396,389
GROUND TRANSPORTATION - 0.9%
ArcBest Corporation	21,268	2,101,278
Hertz Global Holdings [3]	5,000	91,950
Landstar System [1]	67,982	13,089,254
†RXO [3]	26,837	608,395
		15,890,877
MACHINERY - 7.4%
Allison Transmission Holdings	1,342	75,769
ATS Corporation [3]	15,150	697,032
Chart Industries [3]	62,260	9,948,526
Crane NXT	134,307	7,580,287
Douglas Dynamics	12,047	359,964
EnPro Industries	26,110	3,486,468
ESAB Corporation [1]	158,610	10,553,909
ESCO Technologies [1]	78,995	8,186,252
Helios Technologies [1]	44,900	2,967,441
Hillman Solutions [3]	190,000	1,711,900
John Bean Technologies [1]	115,911	14,060,004
Kadant [1]	56,850	12,626,385
Lincoln Electric Holdings [1]	48,100	9,554,103
Lindsay Corporation [1]	70,900	8,461,206
Miller Industries	22,560	800,203
Mueller Industries [1,2]	28,299	2,469,937
RBC Bearings [3]	53,710	11,680,314
Standex International	48,715	6,891,711
Tennant Company [1]	80,500	6,529,355
Titan International [3]	39,790	456,789
Watts Water Technologies Cl. A [1]	55,000	10,105,150
		129,202,705
MARINE TRANSPORTATION - 0.6%
Kirby Corporation [3]	129,225	9,943,864
PASSENGER AIRLINES - 0.1%
Sun Country Airlines Holdings [3]	88,126	1,981,072
PROFESSIONAL SERVICES - 2.5%
CBIZ [3]	9,000	479,520
Dun & Bradstreet Holdings	215,620	2,494,724
ExlService Holdings [3]	2,220	335,353
Exponent [1]	41,400	3,863,448
†First Advantage [3]	28,895	445,272
Forrester Research [1,2,3]	314,004	9,134,376
FTI Consulting [3]	41,490	7,891,398
Jacobs Solutions [1]	33,500	3,982,815
KBR [1,2]	145,632	9,474,818
Korn Ferry [1]	106,932	5,297,411
Paycor HCM [3]	17,745	420,024
Resources Connection	29,103	457,208
TrueBlue [3]	26,363	466,889
		44,743,256
TRADING COMPANIES & DISTRIBUTORS - 1.6%
Air Lease Cl. A [1,2]	150,177	6,284,907
Applied Industrial Technologies	20,800	3,012,464
Boise Cascade [1]	14,365	1,297,878
†Core & Main Cl. A [3]	96,395	3,021,019
Distribution Solutions Group [3]	25,228	1,313,370
FTAI Aviation	113,587	3,596,164
GMS [3]	20,062	1,388,290
Hudson Technologies [3]	37,787	363,511
MSC Industrial Direct Cl. A	2,014	191,894
Richelieu Hardware	7,800	246,703
SiteOne Landscape Supply [1,2,3]	25,000	4,184,000
Transcat [3]	33,350	2,845,089
Veritiv	4,318	542,384
		28,287,673
Total (Cost $321,649,004)		496,836,579
INFORMATION TECHNOLOGY – 15.9%
COMMUNICATIONS EQUIPMENT - 1.6%
Calix [1,3]	196,325	9,798,581
Digi International [3]	38,250	1,506,667
Extreme Networks [3]	40,152	1,045,960
Harmonic [3]	755,925	12,223,307

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Semiannual Report to Stockholders | 43

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE
INFORMATION TECHNOLOGY (continued)
COMMUNICATIONS EQUIPMENT (continued)
NetScout Systems [3]	102,804	$3,181,784
		27,756,299
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.3%
Badger Meter	3,625	534,905
Cognex Corporation [1,2]	171,900	9,629,838
Coherent [1,2,3]	5,692	290,178
CTS Corporation	20,064	855,328
Fabrinet [1],[2],[3]	155,801	20,235,434
FARO Technologies [1,2,3]	237,997	3,855,551
IPG Photonics [3]	51,100	6,940,402
Kimball Electronics [3]	33,833	934,806
Littelfuse [1,2]	23,700	6,904,047
Luna Innovations [3]	86,450	788,424
Mirion Technologies Cl. A [3]	225,000	1,901,250
†NAPCO Security Technologies	22,000	762,300
PAR Technology [1,3]	369,239	12,159,040
PC Connection	13,276	598,748
Richardson Electronics	394,763	6,513,589
Rogers Corporation [3]	45,800	7,416,394
Sanmina Corporation [3]	34,660	2,088,958
Teledyne Technologies [3]	2,500	1,027,775
TTM Technologies [1,2,3]	333,925	4,641,558
Vishay Precision Group [3]	19,850	737,428
Vontier Corporation	98,595	3,175,745
		91,991,698
IT SERVICES - 0.6%
Computer Task Group [3]	60,810	462,764
Hackett Group (The) [1]	306,320	6,846,252
Kyndryl Holdings [3]	144,889	1,924,126
Unisys Corporation [1,2,3]	256,698	1,021,658
		10,254,800
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.6%
Axcelis Technologies [3]	28,884	5,295,304
AXT [3]	106,100	364,984
Camtek [3]	26,300	937,069
Cirrus Logic [1,3]	59,500	4,820,095
Cohu [3]	10,260	426,406
Diodes [1,2,3]	69,650	6,441,928
FormFactor [3]	353,147	12,084,690
Impinj [1,2,3]	65,945	5,911,969
indie Semiconductor Cl. A [3]	31,000	291,400
Kulicke & Soffa Industries [1]	39,331	2,338,228
MaxLinear [3]	123,562	3,899,617
MKS Instruments	198,568	21,465,201
Onto Innovation [1,3]	62,600	7,291,022
Photronics [3]	259,677	6,697,070
Power Integrations	13,460	1,274,258
Rambus [3]	131,427	8,433,671
†Semtech Corporation [3]	16,345	416,144
SiTime Corporation [3]	57,184	6,745,996
SMART Global Holdings [3]	24,080	698,561
Ultra Clean Holdings [3]	68,070	2,617,972
		98,451,585
SOFTWARE - 2.4%
Adeia [1]	115,561	1,272,327
Agilysys [3]	37,500	2,574,000
Alkami Technology [3]	614,441	10,070,688
†AppLovin Corporation Cl. A [3]	32,585	838,412
Consensus Cloud Solutions [1,2,3]	32,813	1,017,203
Descartes Systems Group (The) [3]	5,000	400,550
E2open Parent Holdings Cl. A [3]	100,000	560,000
InterDigital	16,651	1,607,654
JFrog [3]	200,000	5,540,000
Matterport Cl. A [3]	150,000	472,500
nCino [3]	17,987	541,768
Progress Software	78,542	4,563,290
†PROS Holdings [3]	124,395	3,831,366
Sapiens International	68,451	1,820,797
Sprout Social Cl. A [3]	8,000	369,280
Teradata Corporation [3]	19,088	1,019,490
Upland Software [3]	100,000	360,000
Workiva Cl. A [3]	59,275	6,025,896
		42,885,221
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.4%
Avid Technology [1,2,3]	263,056	6,707,928
Total (Cost $225,107,589)		278,047,531

MATERIALS – 9.0%
CHEMICALS - 4.2%
AdvanSix [1]	38,299	1,339,699
American Vanguard [1]	151,030	2,698,906
Aspen Aerogels [3]	47,200	372,408
Chase Corporation [1,2]	49,829	6,040,271
Element Solutions [1]	451,426	8,667,379
Hawkins [1]	89,940	4,289,239
Innospec [1]	126,233	12,678,842
Minerals Technologies [1]	224,016	12,923,483
NewMarket Corporation	8,000	3,216,960
Quaker Houghton	92,631	18,053,782
Scotts Miracle-Gro Cl. A	45,304	2,840,108
		73,121,077
CONTAINERS & PACKAGING - 0.0%
Graphic Packaging Holding Company	6,325	151,990
Silgan Holdings	3,423	160,504
		312,494
METALS & MINING - 3.8%
Alamos Gold Cl. A	1,976,000	23,537,483
†AMG Critical Materials [4]	14,000	725,124
Gold Fields ADR	536,500	7,419,795
Haynes International [1]	102,500	5,209,050
Hecla Mining	321,300	1,654,695
IAMGOLD Corporation [3]	500,000	1,315,000
Major Drilling Group International [3]	1,496,691	10,326,292
Materion Corporation	25,000	2,855,000
Newcrest Mining	33,909	603,822
†Olympic Steel	20,962	1,027,138
Reliance Steel & Aluminum [1]	18,300	4,970,097
†Ryerson Holding Corporation	6,700	290,646
TimkenSteel Corporation [3]	76,496	1,650,019
Worthington Industries [1]	64,300	4,466,921
		66,051,082
PAPER & FOREST PRODUCTS - 1.0%
Clearwater Paper [3]	29,569	926,101
Glatfelter Corporation [3]	210,400	635,408
Louisiana-Pacific	78,910	5,916,672
Mercer International	143,486	1,157,932

44 | 2023 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE
MATERIALS (continued)
PAPER & FOREST PRODUCTS (continued)
Stella-Jones	142,050	$7,315,079
Sylvamo Corporation [1]	38,124	1,542,116
		17,493,308
Total (Cost $105,215,675)		156,977,961
REAL ESTATE – 3.7%
DIVERSIFIED REITS - 0.0%
New York REIT [3,5]	15,000	166,950
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.7%
Anywhere Real Estate [3]	86,842	580,104
Colliers International Group	79,100	7,766,829
DigitalBridge Group Cl. A	379,627	5,584,313
Douglas Elliman	96,286	213,755
FirstService Corporation	105,755	16,295,788
FRP Holdings [1,3]	76,558	4,407,444
Kennedy-Wilson Holdings [1]	690,018	11,267,994
Marcus & Millichap [1]	305,907	9,639,130
St. Joe Company (The) [1,2]	78,800	3,809,192
Tejon Ranch [1,3]	313,818	5,400,808
		64,965,357
Total (Cost $50,330,574)		65,132,307
UTILITIES – 0.1%
ELECTRIC UTILITIES - 0.1%
†Otter Tail	8,037	634,601
GAS UTILITIES - 0.0%
Chesapeake Utilities	4,670	555,730
WATER UTILITIES - 0.0%
American States Water	5,162	449,094
Total (Cost $1,583,274)		1,639,425
TOTAL COMMON STOCKS
(Cost $1,364,852,542)		1,728,228,399

DIVERSIFIED INVESTMENT COMPANIES – 1.0%

DIVERSIFIED INVESTMENT COMPANIES – 0.0%
CLOSED-END FUNDS - 0.0%
Eagle Point Credit	42,054	427,269
Total (Cost $370,947)		427,269
FINANCIALS – 0.3%
INVESTMENT COMPANIES - 0.3%
iShares S&P Small-Cap 600 Growth ETF	17,700	2,034,261
†ProShares Ultra SmallCap600	25,000	552,230
SPDR S&P 600 Small Cap Value ETF	38,900	3,002,691
Total (Cost $5,578,944)		5,589,182
MATERIALS – 0.7%
METALS & MINING - 0.7%
VanEck Junior Gold Miners ETF	319,426	11,390,731
Total (Cost $11,325,297)		11,390,731
TOTAL DIVERSIFIED INVESTMENT COMPANIES
(Cost $17,275,188)		17,407,182
WARRANTS – 0.0%
HEALTH CARE – 0.0%
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Cano Health (Warrants) [3]	49,999	10,505
(Cost $237,495)		10,505
REPURCHASE AGREEMENT– 2.3%
Fixed Income Clearing Corporation, 3.00% dated 6/30/23, due 7/3/23, maturity value
$40,583,164 (collateralized by obligations of various U.S. Government Agencies,
3.75%-4.25% due 5/31/30-11/15/40, valued at $41,384,515)
(Cost $40,573,021)		40,573,021
TOTAL INVESTMENTS – 101.9%
(Cost $1,422,938,246)		1,786,219,107
LIABILITIES LESS CASH AND OTHER ASSETS – (1.9)%		(32,966,069)

NET ASSETS – 100.0%		$1,753,253,038

ADR – American Depository Receipt

†	New additions in 2023.
[1]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement as of June 30, 2023. Total market value of pledged securities as of June 30, 2023, was $72,261,762.

[2]	As of June 30, 2023, a portion of these securities, in the aggregate amount of $33,187,703, were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund’s revolving credit agreement. See Notes to Financial Statements.

[3]	Non-income producing.

[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.

[5]	Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2023, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,425,824,093. As of June 30, 2023, net unrealized appreciation for all securities was $360,395,014 consisting of aggregate gross unrealized appreciation of $475,663,950 and aggregate gross unrealized depreciation of $115,268,936. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Semiannual Report to Stockholders | 45

Royce Value Trust	June 30, 2023 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$1,745,646,086
Repurchase agreements (at cost and value)	40,573,021
Foreign currency (cost $46,777)	46,780
Receivable for investments sold	6,509,892
Receivable for dividends and interest	674,484
Prepaid expenses and other assets	475,346
Total Assets	1,793,925,609
LIABILITIES:
Revolving credit agreement	35,000,000
Payable for investments purchased	3,118,938
Payable for investment advisory fee	1,840,921
Payable for directors’ fees	46,218
Payable for interest expense	182,661
Accrued expenses	483,833
Total Liabilities	40,672,571
Net Assets	$1,753,253,038
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 111,670,784 shares outstanding (150,000,000 shares authorized)	$1,383,536,363
Total distributable earnings (loss)	427,106,726
Quarterly distributions	(57,390,051)
Net Assets (net asset value per share - $15.70)	$1,753,253,038
Investments at identified cost	$1,382,365,225

46 | 2023 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	Six Months Ended June 30, 2023 (unaudited)

Statement of Operations INVESTMENT INCOME:
INCOME:
Dividends	$10,867,297
Foreign withholding tax	(169,177)
Interest	522,483
Rehypothecation income	3,640
Total income	11,224,243
EXPENSES:
Investment advisory fees	8,317,854
Interest expense	1,044,915
Administrative and office facilities	402,500
Stockholder reports	199,223
Custody and transfer agent fees	112,051
Directors’ fees	91,670
Professional fees	60,959
Other expenses	89,958
Total expenses	10,319,130
Net investment income (loss)	905,113
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY: NET REALIZED GAIN (LOSS):
Investments	65,485,619
Foreign currency transactions	(41,342)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	115,894,444
Other assets and liabilities denominated in foreign currency	(6,922)
Net realized and unrealized gain (loss) on investments and foreign currency	181,331,799
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$182,236,912

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Semiannual Report to Stockholders | 47

Royce Value Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED
	6/30/23 (UNAUDITED)	YEAR ENDED 12/31/22
INVESTMENT OPERATIONS: Net investment income (loss)	$905,113	$6,839,471
Net realized gain (loss) on investments and foreign currency	65,444,277	79,828,689
Net change in unrealized appreciation (depreciation) on investments and foreign currency	115,887,522	(547,272,242)
Net increase (decrease) in net assets from investment operations	182,236,912	(460,604,082)
DISTRIBUTIONS: Total distributable earnings	(57,390,051)	(121,045,358)
Return of capital	–	(20,627,640)
Total distributions	(57,390,051)	(141,672,998)
CAPITAL STOCK TRANSACTIONS: Reinvestment of distributions	23,226,805	57,586,181
Total capital stock transactions	23,226,805	57,586,181
Net Increase (Decrease) In Net Assets	148,073,666	(544,690,899)
NET ASSETS:
Beginning of period	1,605,179,372	2,149,870,271
End of period	$1,753,253,038	$1,605,179,372

48 | 2023 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	Six Months Ended June 30, 2023 (unaudited)

Statement of Cash Flows CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$182,236,912
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(531,174,293)
Proceeds from sales and maturities of long-term investments	487,730,065
Net purchases, sales and maturities of short-term investments	75,376,407
Net (increase) decrease in dividends and interest receivable and other assets	660,782
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	717,556
Net change in unrealized appreciation (depreciation) on investments	(115,894,444)
Net realized gain (loss) on investments	(65,485,619)
Net cash provided by operating activities	34,167,366
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions net of reinvestment (reinvestment $23,226,805)	(34,163,246)
Net cash used for financing activities	(34,163,246)
INCREASE (DECREASE) IN CASH:	4,120
Cash and foreign currency at beginning of period	42,660
Cash and foreign currency at end of period	$46,780

Supplemental disclosure of cash flow information:

For the six months ended June 30, 2023, the Fund paid $1,021,329 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Semiannual Report to Stockholders | 49

Royce Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED
	ENDED 6/30/23
	(UNAUDITED)	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net Asset Value, Beginning of Period	$14.60	$20.29	$18.52	$16.58	$13.73	$17.50
INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	0.06	0.04 [1]	0.03	0.11	0.18
Net realized and unrealized gain (loss) on investments and foreign currency	1.64	(4.40)	3.46	3.02	3.90	(2.46)
Net increase (decrease) in net assets from investment operations	1.65	(4.34)	3.50	3.05	4.01	(2.28)
DISTRIBUTIONS:
Net investment income	(0.01)[2]	(0.12)	(0.02)	(0.09)	(0.11)	(0.19)
Net realized gain on investments and foreign currency	(0.40)[2]	(1.01)	(1.65)	(0.95)	(0.99)	(1.07)
Return of capital	(0.11)[2]	(0.19)	–	–	–	–
Total distributions	(0.52)	(1.32)	(1.67)	(1.04)	(1.10)	(1.26)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.03)	(0.06)	(0.07)	(0.06)	(0.06)
Effect of rights offering						(0.17)
Total capital stock transactions	(0.03)	(0.03)	(0.06)	(0.07)	(0.06)	(0.23)
Net Asset Value, End of Period	$15.70	$14.60	$20.29	$18.52	$16.58	$13.73
Market Value, End of Period	$13.80	$13.26	$19.59	$16.14	$14.77	$11.80
TOTAL RETURN:[3]
Net Asset Value	11.80%[4]	(21.29)%	19.97%	21.85%	30.46%	(14.45)%
Market Value	8.20%[4]	(25.96)%	32.91%	19.20%	35.23%	(20.43)%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[5]	0.99%[6]	0.74%	1.02%	1.15%	0.49%	0.42%
Other operating expenses	0.24%[6]	0.23%	0.13%	0.19%	0.27%	0.21%
Total expenses (net)	1.23%[6]	0.97%	1.15%	1.34%	0.76%	0.63%
Expenses excluding interest expense	1.11%[6]	0.86%	1.11%	1.26%	0.61%	0.52%
Expenses prior to balance credits	1.23%[6]	0.97%	1.15%	1.34%	0.76%	0.63%
Net investment income (loss)	0.11%[6]	0.39%	0.21%[1]	0.16%	0.69%	1.06%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$1,753,253	$1,605,179	$2,149,870	$1,888,606	$1,628,039	$1,304,107
Portfolio Turnover Rate	28%	60%	44%	36%	30%	28%
REVOLVING CREDIT AGREEMENT:
Asset coverage	5109%	4686%	3171%	2798%	2426%	2998%
Asset coverage per $1,000	$51,093	$46,862	$31,712	$27,980	$24,258	$29,980

[1]	A special distribution from ECN Capital resulted in an increase in net investment income (loss) per share of $0.05 and an increase in the ratio of net investment income (loss) to average net assets of 0.26%.
[2]	Amounts are subject to change and recharacterization at year end.
[3]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.
[4]	Not annualized
[5]	The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 6-month basis for the six months ended 6/30/23, and a 12-month basis for the years shown.
[6]	Annualized

50 | 2023 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Value Trust, Inc. (the "Fund"), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Equity securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the Investment Company Act of 1940 (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund’s Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use

2023 Semiannual Report to Stockholders | 51

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas. In the case of restricted securities, fair value determinations generally start with the inherent or intrinsic worth of the relevant security, without regard to the restrictive feature, and are reduced for any diminution in value resulting from the restrictive feature. Due to the inherent uncertainty of such valuations, these fair values may differ significantly from the values that would have been used had an active market existed.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;
●	the independent pricing services are unable to supply fair value prices; or
●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of June 30, 2023. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$ 1,719,690,102	$ 7,539,187	$999,110	$1,728,228,399
Diversified Investment Companies	17,407,182	–	–	17,407,182
Warrants	10,505	–	–	10,505
Repurchase Agreement	–	40,573,021	–	40,573,021

Level 3 Reconciliation:

					UNREALIZED GAIN (LOSS) [1]

	BALANCE AS OF 12/31/22	PURCHASES	SALES	REALIZED GAIN (LOSS) [1]	CURRENLTY HELD SECURITIES	SECURITIES NO LONGER HELD	BALANCE AS OF 6/30/23
Common Stocks	$999,110	$ –	$ –	$ –	$ 0	$ –	$999,110

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of June 30, 2023, is next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

52 | 2023 Semiannual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

Capital Stock:

The Fund issued 1,755,442 and 3,966,554 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2023, and the year ended December 31, 2022, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of June 30, 2023, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed

2023 Semiannual Report to Stockholders | 53

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Borrowings (continued):

delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The Fund and BNPPI have agreed that the current maximum amount the Fund may borrow under the credit agreement is $70,000,000. The Fund has the right to further reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $150,000,000.

As of June 30, 2023, the Fund had outstanding borrowings of $35,000,000. During the six-month period ended June 30, 2023, the Fund had an average daily loan balance of $35,000,000 at a weighted average borrowing cost of 5.94%. The maximum loan balance outstanding during the six-month period ended June 30, 2023, was $35,000,000. As of June 30, 2023, the aggregate value of rehypothecated securities was $33,187,703. During the six-month period ended June 30, 2023, the Fund earned $3,640 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600"). The fee is payable monthly.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 60-month period ending with such month (the "performance period"). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

For the six rolling 60-month periods ended June 2023, the Fund’s investment performance ranged from 8% below to 8% above the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $8,452,812 and a net downward adjustment of $134,958 for the performance of the Fund relative to that of the S&P 600. For the six months ended June 30, 2023, the Fund expensed Royce investment advisory fees totaling $8,317,854.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2023, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $525,653,182 and $473,620,214, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce or an affiliate of Franklin Resources, Inc. serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of that review to the Board of Directors. Cross trades for the six months ended June 30, 2023, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$647,965	$ –	$ –

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

54 | 2023 Semiannual Report to Stockholders

History Since Inception (unaudited)

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE [2]	MARKET VALUE [2]
Royce Global Value Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975
12/11/14	Distribution $0.15		7.970	19	9,426	8,193
12/10/15	Distribution $0.10		7.230	14	9,101	7,696
12/9/16	Distribution $0.14		7.940	18	10,111	8,446
12/12/17	Distribution $0.11		10.610	11	13,254	11,484
12/12/18	Distribution $0.04		8.500	5	11,118	9,475
12/11/19	Distribution $0.06		10.670	6	14,593	12,543
12/17/20	Distribution $1.19		13.441	95	17,462	15,604
12/10/21	Distribution $2.75		12.498	257	20,321	18,696
12/9/22	Distribution $0.13[3]		8.821	21	14,822	12,508
6/30/23		$8,975		1,446	$15,805	$13,361
Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19³		8.237	578	28,205	24,807
3/11/09	Distribution $0.22³		4.260	228	41,314	34,212
12/2/10	Distribution $0.08		9.400	40	53,094	45,884
2011	Annual distribution total $0.53³		8.773	289	49,014	43,596
2012	Annual distribution total $0.51		9.084	285	57,501	49,669
2013	Annual distribution total $1.38		11.864	630	83,110	74,222
2014	Annual distribution total $2.90		10.513	1,704	86,071	76,507
2015	Annual distribution total $1.26		7.974	1,256	75,987	64,222
2016	Annual distribution total $0.64		7.513	779	92,689	78,540
2017	Annual distribution total $0.69		8.746	783	109,076	98,254
2018	Annual distribution total $0.75		8.993	893	96,398	83,853
2019	Annual distribution total $0.68		8.297	955	118,025	104,666
2020	Annual distribution total $0.61		6.944	1,120	128,811	135,365
2021	Annual distribution total $0.84		11.377	1,014	187,933	166,205
2022	Annual distribution total $0.95[3]		8.887	1,598	156,203	138,776
2023	Year-to-Date distribution total $0.35		8.554	661
6/30/23		$8,900		16,649	$166,324	$145,679

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3]	Includes a return of capital.

This page is not part of the 2023 Semiannual Report to Stockholders | 55

History Since Inception (unaudited) (continued)

HISTORY		AMOUNT INVESTED	PURCHASE PRICE [1]	SHARES	NAV VALUE²	MARKET VALUE²
Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72³		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32³		6.071	537	137,966	115,669
12/2/10	Distribution $0.03		13.850	23	179,730	156,203
2011	Annual distribution total $0.78³		13.043	656	161,638	139,866
2012	Annual distribution total $0.80		13.063	714	186,540	162,556
2013	Annual distribution total $2.19[4]		16.647	1,658	250,219	220,474
2014	Annual distribution total $1.82		14.840	1,757	252,175	222,516
2015	Annual distribution total $1.24		12.725	1,565	231,781	201,185
2016	Annual distribution total $1.02		12.334	1,460	293,880	248,425
2017	Annual distribution total $1.16		14.841	1,495	350,840	324,176
2018	Distribution through 6/30/18 $0.59		15.962	748
2018	Rights Offering	31,289	15.330	2,041
2018	Distribution after 6/30/18 $0.67		12.706	1,168	329,589	283,259
2019	Annual distribution total $1.10		14.100	1,929	429,986	383,045
2020	Annual distribution total $1.04		11.888	2,357	523,949	456,617
2021	Annual distribution total $1.67		18.124	2,690	628,604	609,918
2022	Annual distribution total $1.32[3]		14.525	2,907	495,104	449,355
2023	Year-to-Date distribution total $0.52		13.233	1,345
6/30/23		$53,211		35,233	$553,158	$486,215

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.

[3]	Includes a return of capital.
[4]	Includes Royce Global Value Trust spin-off of $1.40 per share.

56 | This page is not part of the 2023 Semiannual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?

The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT and RMT shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through June 30, 2023.

How do the Plans work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT and RMT held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser absorbed all commissions on optional sales under the Plans through June 30, 2023. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?

You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

 This page is not part of the 2023 Semiannual Report to Stockholders | 57

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Christopher D. Clark, Director1, President

Age: 58 | Number of Funds Overseen: 16 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Director

Age: 74 | Number of Funds Overseen: 16 | Tenure: Since 2009

Non-Royce Directorships: Director of Voya Mutual Funds

Principal Occupation(s) During Past 5 Years: Consultant and President, Ravengate Partners LLC (since 2000). Formerly Director, Wisconsin Energy Corp. (until 2022).

Christopher C. Grisanti, Director

Age: 61 | Number of Funds Overseen: 16 | Tenure: Since 2017

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Equity Strategist and Senior Portfolio Manager, MAI Capital Management LLC (investment advisory firm) (since May 2020). Formerly Co-Founder and Chief Executive Officer, Grisanti Capital Management LLC (investment advisory firm) (from 1999 to 2020); Director of Research and Portfolio Manager, Spears Benzak, Salomon & Farrell (from 1994 to 1999); and Senior Associate, Simpson, Thacher & Bartlett (law firm) (from 1988 to 1994).

Cecile B. Harper, Director

Age: 60 | Number of Funds Overseen: 16 | Tenure: Since 2020

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Financial Officer and Chief Operating Officer, College Foundation at the University of Virginia (since October 2019). Formerly Board Member, Pyramid Peak Foundation (January 2012 to 2022); Board Member, Regional One Health Foundation (from June 2013 to September 2019); and Principal, Southeastern Asset Management (from December 1993 to September 2019).

Arthur S. Mehlman, Director

Age: 81 | Number of Funds Overseen: 16 | Tenure: Since 2004

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Director, University of Maryland Foundation (non-profits). Formerly Director/Trustee, registered investment companies constituting the Legg Mason Funds (from 2002 to June 2021); Director, The League for People with Disabilities, Inc. (from June 2003 to June 2018); Director, Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director, University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Director, Maryland Business Roundtable for Education (from July 1984 to June 2002); and Partner, KPMG LLP (international accounting firm) (from 1972 to 2002)

G. Peter O’Brien, Director

Age: 77 | Number of Funds Overseen: 72 | Tenure: Since 2001

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 56 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus, Colgate University (since 2005); and Emeritus Board Member, Hill House, Inc. (since 2019). Formerly Director, TICC Capital Corp. (from 2003-2017); Trustee, Colgate University (from 1996 to 2005); President, Hill House, Inc. (from 2001 to 2005); Board Member, Hill House, Inc. (from 1999 to 2019); Director, Bridges School (from 2006 to 2018); and Managing Director/ Equity Capital Markets Group, Merrill Lynch & Co. (from 1971 to 1999).

Julia W. Poston, Director2

Age: 63 | Number of Funds Overseen: 16 | Tenure: Since 2023

Non-Royce Directorships: Ohio National Fund, Inc. and The James Advantage Funds

Principal Occupation(s) During Past Five Years: Director, Member of Nominating/Governance Committee, and Chair of Audit Committee, Al. Neyer Corporation (since 2020); Director, Member of Governance Committee, and Chair of Audit Committee, Master Fluid Solutions (since 2021); Trustee and Chair of Finance/Audit Committee, Cincinnati Museum Center (non-profit) (since 2015); and Director and Founder, Cincinnati Women’s Executive Forum (non-profit) (since 2010). Formerly Senior Client Partner (2002-2020) and Assurance Practice Group Leader for Ohio Valley Region (2014-2019), Ernst & Young, LLP (international accounting and services firm); and Audit Partner, Arthur Andersen LLP (international accounting and services firm) (1982-2002).

Michael K. Shields, Director

Age: 64 | Number of Funds Overseen: 16 | Tenure: Since 2015

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer, Piedmont Trust Company (privately-owned North Carolina trust company) (since February 2012); Chairman, UNC Charlotte Investment Fund Board (since February 2016); and Chairman, Halftime Carolinas Board (since February 2011). Formerly Owner, Shields Advisors (investment consulting firm) (from April 2010 to June 2012); President and Chief Executive Officer, Eastover Capital Management (2005- 2007); President and Chief Executive Officer, Campbell, Cowperthwait (investment subsidiary of U.S. Trust Corporation) (1997-2002); and equity portfolio manager and co-manager of Quality Growth Team, Scudder, Stevens and Clark (1992-1997).

Francis D. Gannon, Vice President

Age: 55 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President

Age: 61 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer

Age: 57 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer

Age: 56 | Tenure: 1996-2001 and Since 2002

Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

John P. Schwartz, Chief Compliance Officer

Age: 52 | Tenure: Since 2022

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since May 2022) and Associate General Counsel and Compliance Officer of Royce (since March 2013).

1 Interested Director.

2 Became a Director effective as of the close of business on July 12, 2023.

Directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s directors and officers, is available and can be obtained without charge at www.royceinvest.com or by calling (800) 221-4268.

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Board Approval of Investment Advisory Agreements

At meetings held on June 14-15, 2023, the Board of Directors (each, a “Board” and collectively, the “Boards”), including all of the non-interested directors, of each of Royce Value Trust, Inc., Royce Micro-Cap Trust, Inc., and Royce Global Value Trust, Inc. (each, a “Fund” and collectively, the “Funds”) approved the continuation of the investment advisory agreement between Royce & Associates, LP (“Royce”) and the relevant Fund (each, an “Agreement” and collectively, the “Agreements”). In reaching these decisions, each Board reviewed the materials provided by Royce, which included, among other things, information prepared internally by Royce and independently by Broadridge Financial Solutions, Inc. (“Broadridge”) using the database and methodology of Morningstar Associates, LLC (“Morningstar”) containing detailed investment advisory fee, expense ratio, and investment performance comparisons for each of the Funds with other funds in its “peer group” and “category,” information regarding the past performance of each Fund and other registered investment companies managed by Royce and a memorandum outlining the legal duties of each Board prepared by independent legal counsel to the non-interested directors. Royce also provided each Board with an analysis of its profitability with respect to providing investment advisory services to the relevant Fund. In addition, each Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, stockholder services, regulatory compliance, brokerage commissions and research, and brokerage and other execution products and services provided to the relevant Fund. Each Board also took into account information furnished by Royce in response to various trustee questions regarding Royce operations and the Funds. Each Board also considered the other matters it deemed important to the approval process, such as allocation of brokerage commissions, “soft dollar” research services Royce receives and other direct and indirect benefits Royce and its affiliates receive from their relationship with the relevant Fund. The Boards also met throughout the year with investment advisory personnel from Royce. Each Board also noted Royce’s efforts to provide enhanced analytical tools to its investment staff. Each Board, in its deliberations, recognized that, for many of the relevant Fund’s stockholders, the decision to purchase Fund shares included a decision to select Royce as the investment adviser and that there was a strong association in the minds of Fund stockholders between Royce and the relevant Fund. In considering factors relating to the approval of the continuance of the Agreement for each Fund, the non-interested directors received assistance and advice from, and met separately with, their independent legal counsel. While continuation of the investment advisory and administrative arrangements for the Funds was considered at the same Board meetings, the Boards considered the circumstances and interests of each Fund separately. Among other factors, the Boards noted that they considered the following:

The nature, extent and quality of services provided by Royce

Each Board considered the following factors to be of fundamental importance to its consideration of whether to approve the continuance of the Agreement for the relevant Fund: (i) Royce’s more than 50 years of value investing experience and track record; (ii) the history of long-tenured Royce portfolio managers managing the Funds; (iii) Royce’s focus on micro-, small-, and mid-cap value investing; (iv) the consistency of Royce’s approach to managing the relevant Fund, other closed-end funds, and open-end mutual funds over more than 50 years; (v) the integrity and high ethical standards adhered to at Royce; (vi) Royce’s specialized experience in the area of trading small- and micro-cap securities; (vii) Royce’s historical ability to attract and retain portfolio management, research, and analytical talent (and, in this regard, considered the effort and resources Royce had committed to acquiring portfolio management, research, and analytical talent during the preceding few years); and (viii) Royce’s focus on stockholder interests as exemplified by expansive stockholder reporting and communications. The Boards also noted that Royce’s compensation policy arrangements strongly encourage portfolio manager investment in each fund that they manage. Each Board reviewed the services that Royce provides to the relevant Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. Each Board considered the fact that Royce provided certain administrative services to the relevant Fund at cost pursuant to the Administration Agreement between Royce and the relevant Fund. Each Board determined that the services to be provided to the relevant Fund by Royce would be the same as those that Royce previously provided to such Fund. The Boards also took into consideration the histories, reputations and backgrounds of Royce’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Each Board concluded that the investment advisory services provided by Royce to the relevant Fund compared favorably to services provided by Royce to other Royce client accounts, including other funds, in both nature and quality, and that the scope of services provided by Royce continues to be suitable for the relevant Fund.

Investment performance of the Funds and Royce

Royce generally emphasizes a risk-averse approach to investing. In light of that approach, each Board believes that risk-adjusted performance continues to be an appropriate measure of the relevant Fund’s investment performance. One measure of risk-adjusted performance the Boards use have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Boards attach importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years, because such periods tend to encompass different market environments and cycles, unlike shorter time periods. It was noted, however, that Royce Global Value Trust, Inc. (“RGT”) had less than ten full calendar years of performance because its inception date was October 18, 2013.

Small- and large-cap stocks confronted a variety of bearish macro factors in 2022, including high inflation, a hawkish Fed which ushered in much higher interest rates, and the ongoing war in Ukraine, and experienced a decidedly difficult year in the process. The Russell 2000 Index fell -20.4% for the year, its third-worst calendar year performance on record, trailing only 2008, during the Financial Crisis, and 2002, the worst year, which followed the peak of the Internet Bubble. The Boards noted that large-cap companies had a similarly negative experience in 2022, with the Russell 1000 Index falling -19.1% during the period. Within the small-cap market, the Boards noted that small-cap value stocks fared better than small-cap growth stocks (falling -14.5% and -26.4%, respectively) over the period. The Boards also noted that 2022’s double-digit losses were not limited to equities, as the Bloomberg Barclays U.S. Aggregate Bond Index fell -13.0% while its global counterpart, the Bloomberg Barclays Global Aggregate Bond Index, declined -16.2%.

It was noted that Royce Value Trust, Inc. (“RVT”) ranked in the 3rd Sharpe Ratio quartile within its Morningstar category for the 5-year period ended December 31, 2022, and in the 4th Sharpe Ratio quartile within its Morningstar category for each of the 1-, 3-, and 10-year periods ended December 31, 2022. It was also noted that the Sharpe Ratio for RGT ranked in the 2nd, 3rd, and 3rd quartiles within its Morningstar category for the 1-, 3-, and 5-year periods ended December 31, 2022, respectively. It was further noted that

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Board Approval of Investment Advisory Agreements (continued)

Royce Micro-Cap Trust, Inc. (“RMT”) ranked in the 2nd, 1st, 2nd, and 3rd quartiles within its Morningstar category for the 1-, 3-, 5-, and 10-year periods ended December 31, 2022, respectively.

The Boards noted that a large portion of the post-2008 market period and, with respect to RGT, a large portion of its existence, was marked by historically low interest rates and significant U.S. Federal Reserve market intervention. During this period, highly leveraged, non-earning companies and yield-oriented securities (e.g., master limited partnerships, real estate investment trusts, and utilities) generally outperformed those companies with more conservative balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital and cyclical companies generally favored by the Funds. In addition, the use of leverage by RVT and RMT through preferred stock (prior to November 15, 2012) and borrowings resulted in higher volatility and worse down-market performance.

In addition to the relative risk–adjusted performance of each Fund, the Boards also reviewed and considered each Fund’s absolute total returns, down market performance, and, for RVT and RMT, long-term performance records over periods of 10 years and longer.

The Boards further noted that Royce manages a number of funds that invest in micro-cap, small-cap, and mid-cap issuers, many of which had outperformed their benchmark indexes and their competitors during the periods prior to the U.S. Federal Reserve’s near zero interest rate policy and related market interventions that followed the 2008 financial crisis as well as in more recent periods, as referenced above. Although each Board recognized that past performance is not necessarily an indicator of future results, it found that Royce had the necessary qualifications, experience and track record in managing micro-cap, small-cap, and mid-cap securities to manage the relevant Fund. Each Board determined that Royce continues to be an appropriate investment adviser for the relevant Fund.

Cost of the services provided and profits realized by Royce from its relationship with each Fund

Each Board considered the cost of the services provided by Royce and the profits realized by Royce from its relationship with the relevant Fund. As part of the analysis, each Board discussed with Royce its methodology in allocating its costs to the relevant Fund and concluded that Royce’s allocations were reasonable. Each Board concluded that Royce’s profits with respect to the relevant Fund during the year ended December 31, 2022, were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale

While acknowledging that the presence or absence of economies of scale in fund management businesses can be debated and is, in any event, difficult to measure and directly assess, each Board considered whether there have been economies of scale in respect of the management of the relevant Fund, whether the relevant Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Boards noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The Boards noted that, as closed-end funds, the Funds generally would not be expected to have significant inflows of capital that might produce increasing economies of scale. Each Board concluded that the current fee structure for the relevant Fund is reasonable, that stockholders sufficiently participated in economies of scale (while again noting the various potential issues with assessing such economies of scale both in general and under the facts at hand) and that no changes were currently necessary.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients

Each Board reviewed the investment advisory fee paid by the relevant Fund and compared both the services to be rendered and the fees to be paid under the relevant Agreement to other contracts of Royce and to contracts of other investment advisers to registered investment companies investing in micro-, small-, and mid-cap stocks, as provided by Broadridge. With respect to RVT, its Board noted that the amount of investment advisory fees paid by the Fund to Royce in 2022 was subject to a net downward adjustment due to the Fund’s underperformance relative to that of the S&P 600 SmallCap Index during the relevant trailing 60-month periods and, as a result, the Fund’s effective investment advisory fee rate was lower than the median of its Broadridge-assigned peers in 2022. With respect to RGT, its Board noted that although the Fund’s effective investment advisory fee rate of 1.00% ranked in the 4th quartile within its Broadridge-assigned peer group for 2022, the fee was only one basis point higher than the median of such peer group. With respect to RMT, its Board noted that noted that although the Fund’s effective investment advisory fee rate for 2022 ranked in the 4th quartile within its Broadridge-assigned peer group for 2022, the amount of investment advisory fees paid by the Fund to Royce was subject to a significant net upward adjustment in 2022 due to the Fund’s investment performance exceeding that of the Russell 2000 Index during the relevant trailing 36-month periods.

In the case of RVT, its Board noted that it had a 1.00% basic fee that is subject to adjustment up or down (up to 0.50% in either direction) based on its performance versus the S&P 600 SmallCap Index over a rolling period of 60 months. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. As noted above, the amount of investment advisory fees paid by RVT to Royce in 2022 was subject to a net downward adjustment due to the Fund’s underperformance relative to that of the S&P 600 SmallCap Index during the relevant trailing 60-month periods. The RVT Board determined that the performance adjustment feature continues to serve as an appropriate incentive to Royce to manage RVT for the benefit of its long-term common stockholders. The RVT Board also noted that the fee arrangement, which also includes a provision for no fee in periods where RVT’s trailing three-year performance is negative, requires Royce to measure RVT’s performance monthly against the S&P 600, an unmanaged index. Therefore, instead of receiving a set fee regardless of its performance, Royce is penalized for poor performance. The RVT Board noted that the Fund’s net annual operating expense ratio of 0.97%, which includes interest expense for amounts borrowed for investment purposes, placed in the 3rd quartile within its Broadridge-assigned peer group for 2022, only three basis points higher than the median of such peer group. Excluding such interest expense, RVT’s net annual operating expense ratio would have been 0.86% and would have placed in the 2nd quartile within its Broadridge-assigned peer group for 2022, eight basis points lower than its peer group median.

In the case of RMT, its Board noted that it had a 1.00% basic fee subject to adjustment up or down based on its performance versus the Russell 2000 Index over a rolling 36-month period. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. As noted above, the amount of investment advisory fees paid by RMT to Royce was subject to a significant net upward adjustment in 2022 due to the Fund’s investment performance exceeding that of the Russell 2000

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Board Approval of Investment Advisory Agreements (continued)

Index during the relevant trailing 36-month periods. The Board determined that the performance adjustment feature continues to serve as an incentive to Royce to manage RMT for the benefit of its long-term common stockholders. RMT’s net annual operating expense ratio of 1.76%, which includes interest expense for amounts borrowed for investment purposes, ranked in the 4th quartile within its Broadridge-assigned peer group for 2022, 53 basis points higher than the median of such peer group. Excluding such interest expense, RMT’s net annual operating expense ratio would have been 1.63%. By comparison, the Fund’s net operating expense ratios including and excluding interest expense for 2021 were 1.20% and 1.16%, respectively. The directors noted that RMT’s higher net operating expense ratio for 2022 compared to 2021 and its 2022 ranking among its Broadridge-assigned peer group resulted in large part from: (i) the significant net upward adjustment in the amount of investment advisory fees paid by RMT to Royce in 2022 due to the Fund’s outperformance relative to the Russell 2000 Index during the relevant trailing 36-month periods and (ii) a decline in net assets during 2022.

Finally, in the case of RGT, its Board noted that the Fund’s net annual operating expense ratio of 1.54%, which includes interest expense for amounts borrowed for investment purposes, ranked in the 4th quartile within its Broadridge-assigned peer group for 2022, 29 basis points higher than the median of such peer group. The RGT Board also noted that the Fund’s net annual operating expense ratio excluding such interest expense was 1.38%, only 13 basis points higher than such peer group median. The RGT Board further noted that the Fund’s Broadridge-assigned peer group for 2022 was extremely small, consisting of only 9 additional funds, and that the completion of a tender offer in December 2020 substantially reduced the amount of net assets over which Fund expenses could be spread during the calendar year ended December 31, 2022, which helped to increase its net annual operating expense ratio during such period.

The Boards also noted that Royce manages the Funds in an active fashion. The industry accepted metric for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate passive benchmark index. At the extremes, a portfolio with no holdings in common with the benchmark would have 100% active share, while a portfolio that is identical to the benchmark would have 0% active share. Royce presented several analyses to the Boards which demonstrated that mutual funds with high active share scores had higher expense ratios than mutual funds with lower active share scores due to the resources required for the active management of those funds. The Boards noted that the active share for RVT, RGT, and RMT were 82%, 98%, and 95%, respectively, for the calendar year ended December 31, 2022.

The Boards also considered fees charged by Royce to institutional and other clients and noted that, given the greater levels of services that Royce provides to registered investment companies such as the Funds as compared to other accounts, the base investment advisory fee for RVT and RMT and the advisory fee for RGT, compared favorably to the investment advisory fees charged to those other accounts.

No single factor was cited as determinative to the decision of the Boards. Rather, after weighing all of the considerations and conclusions discussed above, the entirety of each Board, including all the non-interested directors, determined to approve the continuation of the existing Agreement for each Fund, concluding that continuation of the Agreement for each Fund is in the best interest of the stockholders of the relevant Fund and that each Fund’s investment advisory fee rate is reasonable in relation to the services provided.

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Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2023, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2023 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www. royceinvest.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Top 50 Index is an index of domestic large-cap stocks. It measures the performance of approximately 50 of the largest publicly traded companies in the Russell 3000 Index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization weighted index of global small-cap stocks, excluding the United States. The MSCI ACWI ex USA Large Cap Index is an unmanaged, capitalization weighted index of global large-cap stocks, excluding the United States. Index returns include net reinvested dividends and/or interest income. The S&P SmallCap 600 Index is an index of U.S. small-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite Index is a market capitalization weighted index of more than 3,700 stocks listed on the Nasdaq stock exchange. The (Center for Research in Security Prices) CRSP (Center for Research in Security Pricing) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and Deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would have similar capitalization parameters to those of the Russell 2000. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns used in this Report were based on information supplied to Royce by Russell for the Russell market indexes and by MSCI for the MSCI market indexes. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Beta is a measure of the volatility or risk of an investment compared to the market as a whole. Alpha describes an investment strategy’s ability to beat the market. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. For the Morningstar Small Blend Category: © 2023 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Cyclical and Defensive are defined as follows: Cyclical: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials. Defensive: Consumer Staples, Health Care, Real Estate, and Utilities. Return on Invested Capital is calculated by dividing a company’s past 12 months of operating income (earnings before interest and taxes) by its average invested capital (total equity, less cash and cash equivalents, plus total debt, minority interest, and preferred stock). The Royce Funds is a service mark of The Royce Funds.

Investment Objectives

The investment objective of each Fund is long-term growth of capital.

Investment Policies

Royce Global Value Trust, Inc. (“RGT”). Under normal circumstances, RGT will invest at least 80% of its net assets in equity securities, such as common stock and preferred stock. RGT generally invests a significant portion of its assets U.S. and non-U.S. small/mid-cap stocks (generally market caps up to $10 billion). Under normal circumstances, at least 40% of RGT’s net assets will be invested in the equity securities of companies headquartered in at least three countries outside the United States. From time to time, a substantial portion of RGT’s assets may be invested in companies located in a single country. Although there are no geographic limits on RGT’s investments, no more than 35% of RGT’s net assets may be invested in the securities of companies headquartered in “developing countries,” also known as emerging markets. Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy,

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Notes to Performance and Other Important Information (continued)

Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom).

Royce Micro-Cap Trust, Inc. (“RMT”). RMT normally invests at least 80% of its net assets in the equity securities of micro-cap companies. Micro-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution. Royce employs a core approach that combines multiple investment themes and focuses on companies with strong fundamentals and/or prospects selling at prices that Royce believes do not fully reflect these attributes. RMT may invest up to 25% of its assets in securities of issuers headquartered outside the United States.

Royce Value Trust, Inc. (“RVT”). RVT normally invests at least 65% of its assets in the equity securities of small- and micro-cap companies. Such companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. Royce employs a core approach that combines multiple investment themes and focuses on companies with high returns on invested capital or those with strong fundamentals and/or prospects trading at what Royce believes are attractive valuations. A portion of the Fund’s assets is managed using a systematic multi-factor selection process that is derived from the investment philosophies used by the Fund’s Portfolio Managers in managing the remainder of the Fund. While this multi-factor process provides guidance, a Portfolio Manager has discretion for which buys and sells are executed. RVT may invest up to 25% of its assets in securities of issuers headquartered outside the United States.

Recent Adoption of Certain Operating Policies

A Fund’s fundamental investment policies may not be changed without the approval of a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940 Act (the “1940 Act”)) of that Fund. The investment policies and limitations of a Fund that are not fundamental investment policies are referred to as operating policies and may be changed by a majority vote of the Board of Directors of the relevant Fund and without stockholder approval. Notwithstanding any fundamental investment policy that could be deemed to permit a Fund to enter into a “derivatives transaction” within the meaning of Rule 18f-4 under the 1940 Act, the Funds recently adopted operating policies that, effective as of August 19, 2022, prohibit the Funds from entering into any such “derivatives transaction,” including investing in options.

Primary Risks

As with any closed-end fund that invests in common stocks, each Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, and economic conditions, trends, or events, governmental or central bank actions or interventions, changes in investor sentiment, armed conflicts, economic sanctions and countermeasures in response to sanctions, market disruptions caused by trade disputes or other factors, political developments, major cybersecurity events and acts of terrorism, the global and domestic effects of a pandemic or epidemic, contagion effects on the finance sector and the overall economy from banking industry instability, and other factors that may or may not be directly related to the issuer of a security held by a Fund. Economies and financial markets throughout the world are increasingly interconnected, and economic, financial, or political events in one country or region could have profound impacts on global economies or markets. The COVID-19 pandemic and its subsequent variants, Russia’s invasion of Ukraine, and recent banking industry instability may adversely affect global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in a Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

Investors wanting to buy or sell shares of a Fund must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

The prices of equity securities of the smaller companies in which the Funds invest are generally more volatile than those of larger-cap securities. In addition, because these securities tend to have significantly lower trading volumes than larger-cap securities, the Funds may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, each Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. No assurance can be given that there will be net investment income to distribute and/or that the Funds will achieve their investment goals.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Each Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Funds do not intend to hedge their foreign currency exposure, the U.S. dollar value of the Funds’ investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined. These risk factors may affect the prices of foreign securities issued by companies headquartered in developing countries more than those headquartered in developed countries. For example, many developing countries have in the past experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures. To the extent that a Fund’s investments in the securities of international companies consists of non-U.S. headquartered companies that trade on a U.S. exchange, some or all of the above-stated risks of investing in international companies may not apply.

Each Fund may, from time to time, invest a significant portion of its assets in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of June 30, 2023, each of RGT and RVT invested a significant portion of its assets in companies from the Industrials sector while RMT invested a significant portion of its assets in companies from the Information Technology sector. Industrials sector companies can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies from the Information Technology sector can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or a Fund’s benchmark index(es). Securities in the Funds’ portfolios may not increase as much as the market as a whole and

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Notes to Performance and Other Important Information (continued)

some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in a Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Environmental, Social, and Governance (“ESG”) Investment Considerations and Risks

Royce believes certain material ESG factors have the potential to contribute to a stock’s long-term performance, and therefore Royce may evaluate the potential impacts of ESG considerations when assessing a company’s financial condition and profitability. This analysis allows Royce’s portfolio managers to determine whether a company’s ESG practices pose a material financial risk or create an opportunity for investment. The Funds’ investments in cash and cash equivalents and any securities lending activities will not be assessed for ESG factors. Consideration of ESG factors and risks is only one component of Royce’s assessment of potential investments and, as with its consideration of other factors and risks, may not be a determinative factor in any decision to purchase, sell, or hold a security. In addition, where ESG factors are considered, the weight given to ESG factors may vary between Funds and across different types of investments, sectors, industries, regions, and issuers; and ESG factors and weights considered may change over time. Royce may not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated. Royce’s assessment of a company’s ESG factors is subjective and may differ from that of institutional investors, third-party service providers (e.g., ratings providers), and/or other funds, and may be dependent on the availability of timely, complete, and accurate ESG data reports from issuers and/ or third-party research providers, the timeliness, completeness, and accuracy of which is outside of Royce’s control. ESG factors are often not uniformly measured or defined, which could impact Royce’s ability to evaluate a company. While Royce views certain ESG factors as having the potential to contribute to a stock’s long-term performance, there is no guarantee that such results will be achieved.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

●	the Funds’ future operating results

●	the prospects of the Funds’ portfolio companies

●	the impact of investments that the Funds have made or may make

●	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

●	the ability of the Funds’ portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2023. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications

As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2022, filed with the Securities and Exchange Commission.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.royceinvest.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

 64 | This page is not part of the 2023 Semiannual Report to Stockholders

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ROYCE Investment Partners

The Royce Funds

About Royce Investment Partners

Unparalleled Knowledge + Experience

Pioneers in small-cap investing, with 50+ years
of experience, depth of knowledge, and focus.

Independent Thinking

The confidence to go against consensus, the insight
to uncover opportunities others might miss, and the
tenacity to stay the course through market cycles.

Specialized Approaches

U.S., international, and global investment strategies
that pursue approaches with different risk profiles.

Unwavering Commitment

Our team of 17 portfolio managers has significant
personal investments in the strategies they manage.

Contact Us

GENERAL INFORMATION
General Royce Funds information including an
overview of our firm and Funds
(800) 221-4268

COMPUTERSHARE

Transfer Agent and Registrar
Speak with a representative about:

•	Your account, transactions, and forms

  (800) 426-5523

FINANCIAL ADVISORS AND BROKER-DEALERS

Speak with your regional Royce contact regarding:

•	Information about our firm, strategies, and Funds

•	Fund Materials

(800) 337-6923

CE-REP-0623

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not applicable to this semi-annual report.

Item 6. Investments.

(a) See Item 1.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE MICRO-CAP TRUST, INC.

BY:	/s/ Christopher D. Clark

Christopher D. Clark

President

Date: August 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE MICRO-CAP TRUST, INC.		ROYCE MICRO-CAP TRUST, INC.

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund
Christopher D. Clark		Peter K. Hoglund
President		Chief Financial Officer

Date: August 10, 2023		Date: August 10, 2023